                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Nucentrix Broadband Networks, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                       NUCENTRIX BROADBAND NETWORKS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 9, 2000

     The Annual Meeting of Stockholders of Nucentrix Broadband Networks, Inc., will be held at 9:00 a.m., local time, on May 9, 2000, at The Clarion Hotel, 1981 N. Central Expressway, Richardson, Texas 75080 for the following purposes:

          1. To elect five (5) directors of Nucentrix, each to serve until the 2001 annual meeting of stockholders of Nucentrix or until his successor is elected and qualified;

          2. To consider and vote upon a proposed amendment to Nucentrix's First Amended and Restated 1999 share Incentive Plan to (i) increase the maximum number of shares of common stock that may be issued under the plan from 900,000 to 1,300,000 and (ii) permit the grant of nonqualified stock options with an exercise price less than 100% of the fair market value of a share of common stock on the date of grant;

          3. To ratify the appointment of KPMG LLP as the independent auditors for Nucentrix for the year ending December 31, 2000; and

          4. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     A copy of the proxy statement in which the above matters are described in more detail accompanies this notice of annual meeting of stockholders.

     Stockholders of record at the close of business on March 24, 2000, are entitled to notice of and to vote at the meeting or any adjournment thereof. A complete list of these stockholders will be available for examination at the offices of Nucentrix located at 200 Chisholm Place, Suite 200, Plano, Texas 75075 during normal business hours for ten days before the meeting.

     Please sign, date and return your proxy in the enclosed return envelope as promptly as possible. You may revoke your proxy at any time before the shares to which it relates are voted at the meeting.

                                            By Order of the Board of Directors,

                                            J. CURTIS HENDERSON
                                            Senior Vice President, General
                                            Counsel
                                            and Secretary

April 11, 2000

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING OF STOCKHOLDERS OF NUCENTRIX SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED. WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ACCOMPANYING FORM OF PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                       NUCENTRIX BROADBAND NETWORKS, INC.
                         200 CHISHOLM PLACE, SUITE 200
                               PLANO, TEXAS 75075

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 2000

    SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS AND REVOCATION THEREOF

     The accompanying proxy is solicited by the board of directors of Nucentrix Broadband Networks, Inc., for use at the annual meeting of stockholders of Nucentrix to be held at The Clarion Hotel, 1981 N. Central Expressway, Richardson, Texas 75080. The approximate date on which this proxy statement and accompanying proxy are first being sent to stockholders is April 11, 2000.

HOW IS THE COMMON STOCK OF NUCENTRIX VOTED AT THE ANNUAL MEETING?

     The common stock of Nucentrix can be voted at the annual meeting only if the holder is present or represented by proxy at the annual meeting.

WHAT IS THE RECORD DATE?

     The record date for the stockholders entitled to notice of and to vote at the annual meeting is the close of business on March 24, 2000.

WHAT ARE THE BOARD'S RECOMMENDATIONS ON THE PROPOSALS?

     The board of directors recommends a vote FOR each of the nominees, FOR the amendment to the 1999 share incentive plan and FOR the ratification of KPMG LLP as independent auditors for the year ending December 31, 2000.

HOW DO I VOTE?

     Sign and date each proxy card you receive and return it in the postage-prepaid envelope enclosed with your proxy materials. If your stock is registered in your name and you attend the meeting, you may deliver your completed proxy card in person at the meeting. If your shares are held by your broker or bank, in "street name," you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes, you have the right to revoke your proxy at any time before it is exercised by giving written notice of the revocation to the Secretary of Nucentrix or by executing and delivering to Nucentrix a later-dated proxy. Your attendance at the annual meeting will not be effective to revoke the proxy unless written notice of revocation also has been delivered to the Secretary of Nucentrix before the proxy is exercised.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY CARD?

     If your shares are registered differently and are in more than one account, you will receive more than one proxy card. Sign and return all proxy cards to ensure that all your shares are voted. We encourage you to have all accounts registered in the same name and address (whenever possible). You can accomplish this by contacting our transfer agent, Harris Trust & Savings Bank at (312) 360-5368, or, if your shares are held in "street name," by contacting the broker or bank who holds your shares.

WHO IS ENTITLED TO VOTE?

     The only class of outstanding voting securities of Nucentrix is common stock. As of the close of business on the record date, there were 10,148,183 shares of common stock outstanding and entitled to vote at the annual meeting. Holders of common stock of record at the close of business on the record date are entitled to one vote for each share held on all matters submitted to a vote of stockholders at the annual meeting or any adjournment of the meeting. The holders of shares of common stock do not have cumulative voting rights.

WHAT IS A QUORUM?

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. If a quorum is not present, either in person or by proxy, a majority in interest of the stockholders entitled to vote who are present in person or by proxy, or in the absence of all the stockholders entitled to vote, any officer entitled to preside at, or act as secretary of, the annual meeting shall have the power to adjourn the annual meeting from time to time without notice, other than an announcement at the annual meeting, until a quorum is present. At any adjourned annual meeting at which a quorum is present in person or by proxy, any business may be transacted that might have been transacted at the annual meeting as originally notified.

HOW WILL THE VOTES BE COUNTED?

     Votes cast by proxy will be tabulated by an automated system administered by our transfer agent and votes cast in person at the annual meeting will be tabulated by hand by our transfer agent, and collectively, these votes will determine whether or not a quorum is present. Abstentions and broker non-votes are treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Abstentions and broker non-votes are tabulated separately, with abstentions counted in tabulations of the votes cast on a proposal for purposes of determining whether a proposal has been approved while broker non-votes relating to a proposal are not counted as a vote cast with respect to that proposal.

WHAT IS REQUIRED TO APPROVE EACH PROPOSAL?

     The election of directors will be determined by plurality vote. The proposed amendment to our First Amended and Restated 1999 Share Incentive Plan and the ratification of the appointment of KPMG LLP require the approval of a majority of the outstanding shares of common stock that are present at the annual meeting in person or by proxy and entitled to vote on these proposals. Therefore, abstentions will have a neutral effect on the election of directors and will have the effect of votes against the proposals to amend our 1999 share incentive plan and to ratify the selection of independent accountants, whereas broker non-votes will have a neutral effect on the election of directors and the proposals to amend our 1999 share incentive plan and ratify the selection of independent accountants.

HOW WILL MY SHARES BE VOTED IF I RETURN MY PROXY WITHOUT INSTRUCTIONS?

     Shares represented by each proxy that is properly executed and returned and upon which no contrary instructions are indicated about a specified matter will be voted as follows:

     - FOR the election of the five (5) persons named in this proxy statement as the nominees of the board of directors of Nucentrix for election to the board of directors,

     - FOR the proposed amendment to our 1999 share incentive plan,

     - FOR the ratification of the appointment of KPMG LLP as the independent auditors for Nucentrix for the year ending December 31, 2000, and

     - in accordance with the discretion of the holders of the proxy on any other business that properly comes before the stockholders at the annual meeting.

The board of directors currently is not aware of any other business that may come before the stockholders at the annual meeting. However, under the circumstances permitted by Rule 14a-4(c) of the Securities Exchange Act of 1934, the board of directors will have discretionary voting authority with respect to proxies submitted for the 2000 annual meeting on any matter, without including any discussion of the matter in this proxy statement, for which notice is not provided to Nucentrix within a reasonable time before we mail this proxy statement to our stockholders.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

     The board of directors currently consists of five (5) members. The board of directors has designated the following nominees for election as directors of Nucentrix, with their terms to expire at the annual meeting of stockholders in 2001 or until their successors are elected and qualified:

                               Carroll D. McHenry
                                Richard B. Gold
                                Terry S. Parker
                                 Neil S. Subin
                                R. Ted Weschler

     Each nominee currently is a director of Nucentrix. For information about each nominee, see "Directors and Executive Officers" below.

     If any nominee named in this proxy statement for the office of director becomes unable or unwilling to accept nomination or election, the person acting under the proxy will vote for the election, in his stead, of any other person whom the board of directors recommends. The board of directors has no reason to believe that any nominee named above will be unable or unwilling to serve if elected.

     In February 2000 Mark Schoeppner resigned from the board of directors. As a result of Mr. Schoeppner's resignation, the board of directors was reduced from six to five members. The board of directors currently intends to increase the number of directors from five back to six as soon as practicable after the annual meeting, with the vacancy created by the increase to be filled by a nominee of the full board of directors. The board of directors anticipates that the person selected to fill the vacancy will be an outside director. As of the date of this proxy statement, the board of directors is actively pursuing the selection of the person to fill the vacancy that will be created by the increase in the number of directors, but has not made a final selection. Therefore, information concerning the person that may fill the vacancy is not included in this proxy statement. The initial term of the director chosen to fill the new directorship will expire at the 2001 annual meeting of stockholders, at which time all directors will be subject to election by the stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of Nucentrix and their ages as of April 3, 2000, are given below.

NAME                               AGE                     POSITION(S) HELD
----                               ---                     ----------------
Carroll D. McHenry...............  56    Chairman of the Board, President, Chief Executive
                                           Officer and Director
Marjean Henderson................  49    Senior Vice President and Chief Financial Officer
Russell A. Wiseman...............  36    Senior Vice President -- Internet Operations
J. Curtis Henderson..............  37    Senior Vice President, General Counsel and Secretary
Frank H. Hosea...................  50    Senior Vice President -- Video Operations
Richard B. Gold..................  45    Director
Terry S. Parker..................  55    Director
Neil S. Subin....................  35    Director
R. Ted Weschler..................  38    Director

     Pursuant to our plan of reorganization, each current member of the board of directors was approved by the committee of unsecured creditors appointed by the bankruptcy court in our Chapter 11 proceeding. As disclosed in the disclosure statement under which votes on the plan were solicited, the current members of the board are entitled to serve until the 2000 annual meeting, unless they resign or are removed prior to the meeting. Except as described above, there are no understandings or arrangements under which any current member of the board is serving or is entitled to serve on the board.

     Carroll D. McHenry joined Nucentrix as Chairman of the Board, President, CEO and Acting Chief Financial Officer in April 1997. Mr. McHenry currently serves as Chairman of the Board, President and CEO. Prior to joining Nucentrix, Mr. McHenry was a senior executive at Alltel, Inc., a national communications holding company, most recently serving as President of Alltel's Communications Services Group, and serving as President of Alltel Mobile Communications, Inc. from July 1992 to May 1995. From 1991 to 1992, Mr. McHenry was Vice President of Cellular Business Development at Qualcomm, Inc. From 1989 to 1991, Mr. McHenry was Chairman of the Board, President and CEO of Celluland, Inc., a franchiser of cellular telephone stores. From 1980 to 1989, Mr. McHenry served in various capacities with Mobile Communications Corporation of America (MCCA) and as President and CEO of American Cellular Communications, a joint venture between MCCA and BellSouth.

     Marjean Henderson joined Nucentrix in August 1997 as Senior Vice President and Chief Financial Officer. From April 1996 to April 1997, Ms. Henderson served as Senior Vice President and Chief Financial Officer for Panda Energy International, Inc., a global energy concern. From December 1993 to October 1995, Ms. Henderson served as Senior Vice President and Chief Financial Officer for Nest Entertainment, Inc., a home video and movies concern. From October 1987 to December 1993, Ms. Henderson served as Vice President, Chief Financial Officer and Treasurer for RCL Enterprises, the Lyons Group, Lyrick Studios and Big Feet Productions.

     Russell A. Wiseman joined Nucentrix in April 2000 as Senior Vice
President -- Internet Operations. From August 1999 to March 2000, Mr. Wiseman was employed by FlashNet Communications, a national Internet Service Provider, as Executive Vice President and Chief Operating Officer. From January 1999 to August 1999, Mr. Wiseman served as FlashNet's Executive Vice President and Chief Sales and Marketing Officer. From July 1997 to December 1998, Mr. Wiseman was employed by PrimeCo Personal Communications, a wireless phone service company, first as Vice President -- Strategic Planning and later as PrimeCo's Vice President -- Corporate Marketing and Strategy Officer. From June 1992 to June 1997, Mr. Wiseman held several positions with PA Consulting Group, an international management and technology consulting firm. From June 1986 to May 1992, Mr. Wiseman was employed by NYNEX Corporation in network engineering and corporate planning positions.

     J. Curtis Henderson joined Nucentrix in May 1996 as Vice President, General Counsel and Secretary. In September 1998, Mr. Henderson was appointed Senior Vice President. From July 1994 to April 1996, Mr. Henderson was Senior Vice President, General Counsel and Secretary of ZuZu, Inc., a restaurant and franchising company in Dallas, Texas. Prior to his employment at ZuZu, Mr. Henderson was an associate in the Corporate and Securities section of the Dallas law firm of Locke Purnell Rain Harrell.

     Frank H. Hosea joined Nucentrix in November 1998 as Senior Vice
President -- Video Operations. From June 1996 to November 1998, Mr. Hosea was Senior Vice President and Chief Operating Officer for CS Wireless. From July 1995 to June 1996, Mr. Hosea was a marketing and operations consultant for Time Warner. From February 1990 to July 1995, Mr. Hosea was Vice President of Sales Field Marketing for KBLCOM, Inc., a division of Time Warner and Houston Industries.

     Richard B. Gold became a director of Nucentrix in April 1999. Mr. Gold has been the President and CEO of GenOA Corporation, a privately-held optical communications equipment company, since January 1999. Between November 1991 and December 1998, Mr. Gold held various senior-level executive positions with Pacific Monolithics, Inc., a supplier of wireless communications equipment, including Vice President -- Engineering, Chief Operating Officer, and from January 1997 through December 1998, President and CEO. From 1987 through 1991, Mr. Gold was Executive Director of the Massachusetts Microelectronics Center, a non-profit education and research consortium. On October 13, 1998, Pacific Monolithics filed a voluntary Chapter 11 bankruptcy petition. Mr. Gold is the Chairman of the audit committee of the board of directors.

     Terry S. Parker became a director of Nucentrix in April 1998. Mr. Parker currently is an independent consultant in the telecommunications industry. From March 1995 to July 1996, Mr. Parker was President and Chief Operating Officer for CellStar Corporation, a domestic cellular telecommunications distributor. From October 1993 to March 1995, Mr. Parker was Senior Vice President for GTE Personal Communications Services, GTE's cellular telecommunications division. From August 1990 to October 1993, Mr. Parker was President of GTE Telecommunications Products and Services, a diversified telecommunications services and systems division of GTE. Mr. Parker currently is a director of CellStar Corporation. Mr. Parker is Chairman of the compensation committee of the board of directors.

     Neil S. Subin became a director of Nucentrix in April 1999. Mr. Subin founded and has been the Managing Director and President of Trendex Capital Management since 1991. Trendex is a private hedge fund focusing primarily on financially distressed companies. Prior to forming Trendex, Mr. Subin was a private investor from 1988 to 1991 and was an associate with Oppenheimer & Co. from 1986 to 1988. Mr. Subin is a member of the compensation and audit committees of the board of directors. Mr. Subin currently is a member of the board of directors of Teletrac, a provider of fleet management services using two-way wireless messaging.

     R. Ted Weschler became a director of Nucentrix in April 1999. Mr. Weschler has been the Managing Partner of Peninsula Capital Advisors, LLC, a private investment management firm in Charlottesville, Virginia, since January 1, 2000. From 1989 to 1999, Mr. Weschler was an executive officer of Quad-C, Inc., a Charlottesville, Virginia-based investment firm that primarily engages in the acquisition of businesses in partnership with company management. Mr. Weschler is currently a member of the board of directors of WSFS Financial Corporation, a thrift holding company based in Wilmington, Delaware; Deerfield Healthcare Corporation, a provider of adult day care; Virginia National Bank, a national banking association; NWS Holdings, a national furniture retailer; and Teletrac. Mr. Weschler previously served as director of American Quality Cable, Applied Video Technologies and Wireless Cable of Atlanta, all of which were involved in the wireless broadband industry. Prior to the formation of Quad-C, Mr. Weschler was employed by W. R. Grace & Co. as a special projects assistant to both the Vice Chairman and CEO of Grace, focusing on acquisition and divestiture activities associated with Grace's restaurant, retailing, healthcare, natural resources and chemical operations. Mr. Weschler is a member of the compensation committee of the board of directors.

     Executive officers of Nucentrix are appointed by the board of directors and serve at the discretion of the board of directors. Employment agreements with the executive officers are described in "Management Compensation -- Employment Agreements and Change in Control Arrangements." There are no family relationships between members of the board of directors or any executive officers of Nucentrix.

MEETINGS AND COMMITTEES OF DIRECTORS

     The board of directors has an audit committee and a compensation committee. The board of directors does not have a nominating committee.

     The audit committee is responsible for:

     - recommending to the board of directors the selection of Nucentrix's independent auditors,

     - reviewing and approving the scope of the annual audit,

     - discussing internal accounting procedures and financial controls with Nucentrix's management and auditors, and

     - reviewing compliance by management and employees with Nucentrix's policies, and may initiate and supervise any special investigations it deems necessary.

The members of the audit committee are Messrs. Gold and Subin, both of whom are independent outside directors. The audit committee held three meetings in 1999.

     The compensation committee is responsible for:

     - setting annual base and cash bonus compensation levels of executive officers,

     - establishing and administering Nucentrix's compensation policies and practices,

     - administering Nucentrix's stock option and incentive compensation plans, and

     - supervising the administration of Nucentrix's other employee benefit plans.

The members of the compensation committee are Messrs. Parker, Subin and Weschler. The compensation committee held two meetings in 1999.

     During 1999, the board of directors held six meetings. Each of the directors attended at least 75% of the aggregate of all meetings held by the board of directors and all meetings of committees of the board of directors on which the director served during 1999.

                            MANAGEMENT COMPENSATION

BOARD COMPENSATION

     Cash Compensation. Each of our non-employee directors receives an annual cash retainer of $5,000 for service as a director, and reimbursement of all ordinary and necessary expenses incurred in attending meetings of the board of directors or any committee of the board of directors. Employees of Nucentrix who also serve as members of the board of directors do not receive any additional compensation for service as a director, but are reimbursed for expenses.

     Stock Option Awards. Each of our non-employee directors also is eligible to participate in the 1999 share incentive plan at the discretion of the compensation committee and on terms and conditions as established by the compensation committee. Effective April 1, 1999, each of the four non-employee directors was granted options to purchase 2,000 shares of common stock on April 1, 1999, at an exercise price of $12.50 per share. In addition, each of Messrs. Gold, Parker, Subin and Weschler, as a non-employee director who was serving as of the April 1, 1999, effective date of our plan of reorganization, was granted stock options to purchase an additional 1,000 shares of common stock on April 1, 2000, at an exercise price of $27.50 (the fair market value of our common stock on the last trading day preceding the date of grant) and is entitled to receive additional grants of stock options to purchase 1,000 shares of our common stock on each of April 1, 2001, 2002 and 2003, for so long as he continues to serve as a director. All stock options granted to the non-employee directors vest and become exercisable as set forth on Exhibit C to this proxy statement, and all stock options granted to the non-employee directors on April 1, 1999, are fully vested and exercisable. See "Management Compensation -- 1999 share Incentive Plan."

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the total compensation awarded to, earned by or paid by Nucentrix to its CEO and its four most highly compensated executive officers who were serving as executive officers at the end of Nucentrix's last completed fiscal year for services rendered in all capacities to Nucentrix during Nucentrix's fiscal years ended December 31, 1999, 1998 and 1997. In this proxy statement, we refer to the individuals listed below as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM COMPENSATION
                                        ANNUAL COMPENSATION              ----------------------------------------
                              ----------------------------------------   RESTRICTED    SECURITIES
                                                          OTHER ANNUAL     STOCK       UNDERLYING     ALL OTHER
                                     SALARY      BONUS    COMPENSATION     AWARDS     OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR     ($)        ($)        ($)(1)         ($)           (#)           ($)(2)
---------------------------   ----   -------    -------   ------------   ----------   ------------   ------------
Carroll D. McHenry..........  1999   300,000    187,500       --               --       300,000             --
  Chairman, President and     1998   300,000    150,000       --               --       100,000(3)       4,384
  CEO                         1997   205,768(4) 204,326       --          154,688(5)    350,000(3)      54,364(6)
Marjean Henderson...........  1999   200,000    100,000(7)     --              --        70,000             --
  Senior Vice President and   1998   195,385     31,500       --               --            --          2,000
  Chief Financial Officer     1997    60,923(8)  20,000       --           14,375(9)    100,000(3)          --
J. Curtis Henderson.........  1999   158,400    139,500(10)     --             --        70,000             --
  Senior Vice President and   1998   146,892     24,885       --               --            --             --
  General Counsel             1997   105,992     24,469       --               --        40,000(3)          --
Alexander R. Padilla........  1999   175,000     91,875(11)     --             --        50,000(12)         --
  Senior Vice President --    1998    80,769(13)      --      --               --            --             --
  Business Development
Frank H. Hosea..............  1999   150,000     78,750       --               --        50,000             --
  Senior Vice President --    1998    22,500(14)      --      --               --            --             --
  Video Operations

---------------

 (1) While the Named Executive Officer may have received certain perquisites for the year, these perquisites did not exceed the lesser of $50,000 or 10% of his or her salary and bonus for the year.

 (2) Represents Nucentrix's 401(k) Retirement Plan contributions, except as noted in (6) below.

 (3) Under our plan of reorganization, all stock options granted before April 1, 1999, including all stock options reported for 1998 and 1997, were canceled effective April 1, 1999.

 (4) Mr. McHenry was first employed by Nucentrix on April 25, 1997, at an annual base salary of $300,000.
 (5) Restricted stock grant of 75,000 shares of common stock granted to Mr. McHenry in connection with his hiring. The closing price of the common stock on The NASDAQ Stock Market on April 23, 1997, was $2.0625. Under our plan of reorganization, all shares of common stock outstanding immediately prior to April 1, 1999, including the restricted shares held by Mr. McHenry, were canceled effective April 1, 1999.
 (6) Includes $53,347 in relocation expenses paid in 1997 in connection with Mr. McHenry's hiring.
 (7) Effective April 8, 1998, the board of directors of Nucentrix approved an employee retention program for executive officers (excluding the CEO) and other key employees as designated by the CEO. Under the employee retention program, Nucentrix offered a retention bonus of between 15% and 25% of a participant's annual base salary if the individual remained an employee of Nucentrix through March 31, 1999. Includes $50,000 paid in 1999 under the employee retention program.
 (8) Ms. Henderson was first employed by Nucentrix on August 27, 1997, at an annual base salary of $180,000.
 (9) Restricted stock grant of 10,000 shares of common stock granted to Ms. Henderson. The closing price of the common stock on The NASDAQ Stock Market on January 22, 1998 (the date of grant), was $1.4375. Under our plan of reorganization, all shares of common stock outstanding immediately prior to April 1, 1999, including the restricted shares held by Ms. Henderson, were canceled effective April 1, 1999.
(10) Includes $39,500 paid in 1999 under the employee retention program. See Note (7) above.
(11) Includes $43,750 paid in 1999 under the employee retention program. See Note (7) above. Also includes $17,500 hiring bonus paid in 1999 in connection with Mr. Padilla's employment.
(12) Mr. Padilla resigned from Nucentrix effective April 3, 2000. Mr. Padilla exercised options to purchase 25,000 shares of common stock in March 2000. Options to purchase 20,000 shares of common stock, which were not vested as of April 3, 2000, were canceled and became available for reissuance under the 1999 share incentive plan. Mr. Padilla has until May 3, 2000, to exercise his remaining options to purchase 5,000 shares of common stock.
(13) Mr. Padilla was first employed by Nucentrix on July 13, 1998, at an annual base salary of $175,000.
(14) Mr. Hosea was first employed by Nucentrix on November 2, 1998, at an annual base salary of $150,000.

     The following table provides information regarding stock options granted during 1999 to each of the Named Executive Officers. No stock appreciation rights were granted during 1999.

                           OPTION/SAR GRANTS IN 1999

                         NUMBER OF       PERCENT                               POTENTIAL REALIZABLE VALUE
                         SECURITIES      OF TOTAL                                AT ASSUMED ANNUAL RATES
                         UNDERLYING    OPTIONS/SARS   EXERCISE                 AT STOCK PRICE APPRECIATION
                        OPTIONS/SARS    GRANTED TO     OR BASE                     FOR OPTION TERM(3)
                          GRANTED      EMPLOYEES IN     PRICE     EXPIRATION   ---------------------------
NAME                       (#)(1)      FISCAL YEAR    ($/SH)(2)      DATE           5%            10%
----                    ------------   ------------   ---------   ----------   ------------   ------------
Carroll D. McHenry....   300,000(4)       37.6%        $12.50       4/1/06       1,527,000      3,558,000
Marjean Henderson.....    70,000(4)        8.8%        $12.50       4/1/06         356,300        830,200
J. Curtis Henderson...    70,000(4)        8.8%        $12.50       4/1/06         356,300        830,200
Alexander R.
  Padilla.............    50,000(5)        6.3%        $12.50       4/1/06         254,500        593,000
Frank H. Hosea........    50,000(6)        6.3%        $12.50       4/1/06         254,500        593,000

---------------
(1) All options were granted under our 1999 share incentive plan as of the April 1, 1999, effective date of our plan of reorganization.
(2) The exercise price was based on the estimated enterprise value of Nucentrix as approved by the bankruptcy court in our Chapter 11 proceedings. Our common stock began trading on the over-the-counter market on April 5, 1999, and the closing price on that date was $15.63.

(3) Potential realizable value is based on the assumption that the price of our common stock will appreciate at the rates shown above, compounded annually, from the date of grant until the end of the option term. The values are calculated according to the rules of the Securities and Exchange Commission, and do not reflect our estimate of future prices of our common stock.

(4) The stock options vest and become exercisable as set forth on Exhibit A to this proxy statement.

(5) The stock options were subject to vesting as set forth on Exhibit B to this proxy statement. Mr. Padilla resigned from Nucentrix effective April 3, 2000. Mr. Padilla exercised options to purchase 25,000 shares of common stock in March 2000. Options to purchase 20,000 shares of common stock, which were not vested as of April 3, 2000, were canceled and became available for reissuance under the 1999 share incentive plan. Mr. Padilla has until May 3, 2000, to exercise his remaining options to purchase 5,000 shares of common stock.

(6) The stock options vest and become exercisable as set forth on Exhibit B to this proxy statement.

     The following table provides information about options to purchase our common stock held by the Named Executive Officers as of December 31, 1999. No options were exercised by these persons during 1999. No stock appreciation rights have been granted.

     AGGREGATED OPTION/SAR EXERCISES IN 1999 AND YEAR-END OPTION/SAR VALUES

                                                    NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-THE-
                                                   UNDERLYING OPTIONS/SARS       MONEY OPTIONS/SARS AT
                                                    AT FISCAL YEAR-END(#)         DECEMBER 31, 1999($)
NAME                                              EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE(1)
----                                              -------------------------   ----------------------------
Carroll D. McHenry..............................       200,100/99,900             2,401,200/1,198,800
Marjean Henderson...............................        46,690/23,310                 560,280/279,720
J. Curtis Henderson.............................        46,690/23,310                 560,280/279,720
Alexander R. Padilla............................        25,000/25,000                 300,000/300,000
Frank H. Hosea..................................        25,000/25,000                 300,000/300,000

---------------

(1) Based on the closing price ($24.50) of our common stock on December 31, 1999, as reported on The NASDAQ Stock Market.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

  Employment Agreements.

     Carroll D. McHenry. Nucentrix entered into an employment agreement with Carroll D. McHenry for a term of three years, effective as of March 6, 1998. Under the employment agreement, Nucentrix has agreed to pay Mr. McHenry an annual base salary of not less than $300,000. On each anniversary of the effective date of the agreement, the term is automatically extended for one additional year unless Nucentrix or Mr. McHenry elects not to extend the term by notifying the other party at least 90 days before the applicable anniversary of the effective date. Under the employment agreement, if Mr. McHenry's employment is terminated by Nucentrix other than for cause, as defined in the employment agreement, or on account of Mr. McHenry's death or permanent disability, or if Mr. McHenry resigns for good reason, as defined in the employment agreement, then Nucentrix has agreed to pay Mr. McHenry a severance payment equal to his then-current annual base salary, excluding any bonuses, for the balance of the term of his employment agreement.

     Other Named Executive Officers. Nucentrix also has entered into employment agreements with each of Marjean Henderson, J. Curtis Henderson and Frank H. Hosea. Ms. Henderson's and Mr. Henderson's employment agreements became effective on April 8, 1998. Mr. Hosea's employment agreement became effective on November 3, 1998. Each of these employment agreements are for a term of two years from their respective effective dates. Under the employment agreements, Nucentrix has agreed to pay each officer an annual base salary of not less than:
Ms. Henderson -- $200,000, Mr. Henderson -- $144,000, Mr. Hosea  -- $150,000.

     On each anniversary of the effective date of each employment agreement, the term is automatically extended for one additional year unless Nucentrix or the respective officer elects not to extend the agreement by notifying the other party at least 90 days before the applicable anniversary of the effective date. Under each employment agreement, if the officer's employment is terminated by Nucentrix other than for cause, as defined in each employment agreement, or on account of the officer's death or permanent disability, or if the officer resigns for good reason, as defined in each employment agreement, then Nucentrix is required to pay the officer a severance payment equal to his or her then-current annual base salary, excluding any bonuses, for the balance of the term of the officer's employment agreement.

     Each of the employment agreements discussed above provides that the officer will be entitled to participate in the Nucentrix Performance Incentive Compensation Plan and other bonus plans, if any, as the board of directors or the compensation committee may specify. The Named Executive Officers also are eligible, independent of the employment agreements, to participate in and receive awards under Nucentrix's 1999 share incentive plan and to receive any discretionary bonuses, if any, as from time to time approved by the compensation committee.

  1999 Share Incentive Plan

     The 1999 share incentive plan provides for the granting of stock options and stock appreciation rights for non-employee directors, officers and key employees of, and consultants to, Nucentrix and its subsidiaries. On April 1, 1999, Nucentrix granted nonqualified stock options to the Named Executive Officers as described in the "Option/SAR Grants in 1999" table.

     Under the 1999 share incentive plan, upon a change in control of Nucentrix all outstanding stock options and stock appreciation rights will immediately vest and become exercisable and all performance targets relating to outstanding benefits shall be deemed to have been satisfied as of the time of a change in control. Under the 1999 share incentive plan, a "change in control" of Nucentrix occurs upon any of four situations:

     - any person (other than an employee benefit plan of Nucentrix) acquires 50% or more of the combined voting power of Nucentrix's outstanding securities then entitled to vote for the election of directors,

     - during any period of two consecutive years, the individuals who at the beginning of the period constitute the board of directors or any individuals who would be "Continuing Directors" (as defined below) cease for any reason to constitute at least a majority of the board of directors,

     - Nucentrix's stockholders approve a sale of all or substantially all of the assets of Nucentrix, or

     - Nucentrix's stockholders approve any merger, consolidation or like business combination or reorganization of Nucentrix, the consummation of which would result in the occurrence of any event described in the first and second bullet points above, and such transaction shall have been consummated.

"Continuing Directors" means the directors of Nucentrix in office on April 1, 1999, and any successor to any director and any additional director who after April 1, 1999, was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection. All current directors and director nominees qualify as Continuing Directors.

     The compensation committee, in its discretion, also may determine that, upon the occurrence of a change in control of Nucentrix, each outstanding benefit will terminate within a specified number of days after notice to the holder, and that the holder also receive with respect to each share of common stock that is subject to the benefit an amount equal to the excess fair market value of the share of common stock immediately before the occurrence of the change in control over the exercise price per share of the benefit.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Parker, Subin and Weschler served as members of the compensation committee during 1999. None of these persons are officers or employees or former officers or employees of Nucentrix. None of the executive officers of Nucentrix served as a member of the compensation committee or board of directors of any other company during 1999.

         BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The compensation committee of the board of directors has overall responsibility for compensation actions affecting Nucentrix's executive officers. The compensation committee's duties include approving base salaries, setting incentive compensation targets and discretionary bonus amounts and administering executive compensation plans.

  General Compensation Philosophy

     The compensation committee believes that compensation to Nucentrix's executive officers should be designed to encourage and reward management's efforts to develop, implement and establish Nucentrix's wireless broadband services business and to enhance stockholder value. Compensation criteria are evaluated annually to ensure that they are appropriate and consistent with Nucentrix's business and strategic objectives. Nucentrix's compensation policies and programs are intended to:

     - ensure competitive levels of compensation to allow us to attract and retain superior executive talent, and motivate those executives to successfully lead Nucentrix in a very competitive industry that is subject to rapid technology changes,

     - align executive compensation with sustainable increases in and the preservation of stockholder value, and

     - provide a compensation package that is contingent upon and recognizes individual performance as well as the attainment of business objectives and overall business results.

  Components of Compensation

     The key elements of Nucentrix's executive compensation program are base salary, annual cash bonuses and equity incentive compensation. These elements are addressed separately.

     Except for bonuses determined under the performance incentive compensation plan described below, the compensation committee does not use quantitative methods or mathematical formulas in setting any element of compensation. In determining each component of compensation, the compensation committee considers all elements of an executive's total compensation package, recommendations of the CEO (as discussed below) and other objective and subjective criteria the compensation committee deems appropriate with respect to each executive officer.

  Executive Officer Compensation

     Base Salaries. Each of the Named Executive Officers has an employment agreement that provides for minimum annual base salaries. The compensation committee reviews the base salary of each of these executive officers annually, and makes adjustments for executive officers other than the CEO based primarily on the recommendations of the CEO. In reviewing base salaries, the compensation committee and CEO consider a variety of factors, including:

     - each executive's then-current responsibilities, specific experience and performance,

     - competitive compensation practices at other similarly situated companies, and

     - the executive's overall contribution to the business and strategic objectives of Nucentrix.

     Bonus. Effective January 1, 1998, Nucentrix adopted a performance incentive compensation plan. The performance incentive compensation plan provides incentive compensation opportunities to Nucentrix's executive officers and other key employees based on achievement of predetermined financial and strategic objectives. For each plan year the compensation committee, based on recommendations of the CEO:

     - determines the executive officers of Nucentrix entitled to participate in the plan,

     - determines each participant's target award amount, expressed as a percentage of base salary,

     - establishes financial and strategic goals for Nucentrix and Nucentrix's Internet and wireless cable services business units, as applicable, for each participant, and

     - may also establish individual performance goals for each plan participant, which may be objective or subjective.

     Under the incentive compensation plan, bonus awards for the executive officers other than the CEO are targeted at 35% of the executive's annual base salary. After the financial, strategic and, if applicable, individual performance goals are established for a plan year, each plan participant is notified of the goals applicable to that participant and the levels of attainment required to earn a bonus award, which award may range from 0% to 150% of the target award amount. After the end of a plan year, each participant's bonus amount is then determined by multiplying the participant's target award amount by the percentage applicable to the level of attainment of the participant's goals for the plan year. For 1999, financial, strategic and individual performance goals were established for each executive officer, but no specific weighting was assigned to any particular goal. Rather, the attainment of certain identified goals was required to obtain a minimum bonus equal to 50% of the target award amount, with the attainment of additional goals necessary to obtain a greater percentage, up to 150%, of the target award amount. For example, an executive officer could have earned a bonus of 17.5% of base salary (50% of the target) if a minimum number of goals were achieved, 35% of base salary (100% of the target) if other additional goals were achieved, or a maximum of 52.5% of base salary (150% of the target) if an even greater number of goals were achieved. In 1999, each of the Named Executive Officers was eligible to receive bonuses under the plan. However, the ability of Nucentrix and some of its executive officers to achieve certain predetermined goals established for 1999 was adversely affected by external factors as discussed below, and this was taken into account by the compensation committee in awarding discretionary cash bonuses for 1999.

     In addition to bonuses paid under the incentive compensation plan, the compensation committee may grant discretionary annual cash bonuses to executive officers, other than the CEO, based primarily upon the recommendations of the CEO. The CEO, in developing discretionary bonus recommendations for the other executive officers, and the compensation committee in evaluating the CEO's recommendations, consider the financial and operating performance of Nucentrix as described above, the performance of Nucentrix in relation to, and as affected by, industry conditions, and individual performance which contributed to Nucentrix's financial performance or otherwise assisted Nucentrix's efforts to achieve the objectives of its business strategy. In particular, for 1999 the compensation committee considered that external factors, such as delays in the commercial availability of a viable technology platform to support the operation of two-way services over Nucentrix's radio spectrum and the regulatory licensing process to acquire non-developmental two-way operating licenses for its spectrum adversely affected the ability of Nucentrix and some of its executive officers to accomplish certain predetermined goals established for 1999 under the performance incentive compensation plan described above. As a result, the compensation committee granted discretionary cash bonuses for 1999 to certain executive officers.

     In determining year end discretionary cash bonuses for 1999, the compensation committee considered the efforts of its executive officers in:

     - establishing a strategic relationship with a leading Internet networking company to:

      - pursue testing and deployment of fixed-wireless broadband services,

      - provide financing for the purchase of equipment to provide these services, and

      - provide for technical and marketing support as Nucentrix launches its wireless broadband services,

     - managing Nucentrix's cash position to meet corporate objectives,

     - achieving consolidated EBITDA operating objectives, and

     - preparing Nucentrix for the FCC filing window for operating licenses to provide two-way wireless broadband services.

     In addition to the year end discretionary cash bonus paid to the executive officers, in April 1999 the compensation committee granted to certain executive officers a discretionary cash bonus in recognition of the efforts of those executive officers, including the CEO, in consummating a recapitalization of Nucentrix under a plan of reorganization.

     No specific weighting was assigned to any of the factors considered in determining annual adjustments to base salaries and discretionary cash bonuses for the executive officers.

     Employee Retention Program. Effective April 8, 1998, the board of directors of Nucentrix approved an employee retention program for executive officers, other than the CEO, and other key employees as designated by the CEO. Under the employee retention program, Nucentrix offered a retention bonus of between 15% and 25% of a participant's annual base salary if such individual remained in Nucentrix's employment through March 31, 1999. Under this plan, in March 1999 Nucentrix paid an aggregate of $728,000 to 96 employees. No further payments will be made under the employee retention program.

     Equity Incentive Compensation. The compensation committee believes that equity ownership by management is beneficial in aligning management's and stockholders' interests with the enhancement of stockholder value. The 1999 share incentive plan facilitates equity ownership by management.

     Through the 1999 share incentive plan, Nucentrix has used stock options, and has the ability to use stock appreciation rights, as components of executive compensation to:

     - ensure external competitiveness of the total executive compensation package,

     - motivate executives to improve long-term stock performance,

     - encourage equity ownership of Nucentrix by executive officers, and

     - align the interest of executive officers with the enhancement of stockholder value.

In granting stock options under the 1999 share incentive plan, the compensation committee considers the total number of shares available for future grants under the 1999 share incentive plan, prior grants outstanding and estimated requirements for future grants.

The compensation committee anticipates that future awards of benefits under the 1999 share incentive plan, except for grants to the CEO, will be based on recommendations of the CEO and consideration of:

     - each participant's position and scope of responsibilities,

     - the strategic and operational goals of Nucentrix and the expected future performance of each participant to achieve these goals, and

     - the number of options, if any, held by each participant.

     The exercise price for awards granted under the 1999 share incentive plan, the term of these awards, the vesting of such awards and the other terms and conditions of such awards are determined by the compensation committee, in its discretion. All stock options granted to executive officers in 1999 under the 1999 share incentive plan were granted on the April 1, 1999, effective date of our plan of reorganization and have an exercise price of $12.50 per share, which was based on the estimated enterprise value of Nucentrix as approved by the bankruptcy court in our Chapter 11 proceedings. The vesting of these options are described on Exhibit A for Mr. McHenry, Ms. Henderson and Mr. Henderson and Exhibit B for Messrs. Padilla and Hosea. The compensation committee believes that these vesting schedules recognize the efforts of Nucentrix's executive officers in completing the recapitalization of Nucentrix through a plan of reorganization, provide an incentive to enhance stockholder value and promote the continued employment of executive officers, which the compensation committee believes is important for the successful implementation of Nucentrix's business strategy.

  Chief Executive Officer Compensation

     The 1999 base compensation of Mr. McHenry, the Chairman, President and CEO of Nucentrix, was governed by the terms of the employment agreement entered into between Mr. McHenry and Nucentrix in March 1998. Under the employment agreement, Nucentrix has agreed to pay Mr. McHenry an annual base salary of not less than $300,000. See "Management Compensation -- Employment Agreements and Change in Control Arrangements."

     Mr. McHenry also is eligible to receive cash bonuses under the performance incentive compensation plan, as well as discretionary cash bonuses. Under the incentive compensation plan, awards for the CEO may range from 25% to 75% of his annual base salary, depending on the attainment of pre-established financial and individual performance goals determined as described above. For 1999, Mr. McHenry did not receive a cash bonus under the performance incentive compensation plan, in large part because his ability to attain certain predetermined goals established for him in 1999 under this plan was adversely affected as described above under "Bonus." However, the compensation committee believes Mr. McHenry's leadership has contributed significantly to enhancement of stockholder value, and awarded Mr. McHenry discretionary cash bonuses totaling $187,500 for 1999. In determining Mr. McHenry's discretionary cash bonus for 1999, the compensation committee considered the same factors considered in determining year end discretionary cash bonuses for the other executive officers, as well as Mr. McHenry's efforts in recapitalizing Nucentrix under a plan of reorganization.

     On April 1, 1999, Nucentrix also granted nonqualified stock options to purchase 300,000 shares of common stock to Mr. McHenry under the 1999 share incentive plan. The stock options vest and become exercisable as set forth on Exhibit A to this proxy statement. The number of options granted to Mr. McHenry was based on equity awards to CEOs of other comparable companies, his critical leadership role in Nucentrix's future growth and success, and total number of shares reserved for issuance and granted under the plan. The compensation committee anticipates that future awards granted to the CEO under the 1999 share incentive plan will be awards based on the same criteria as grants to other employees, as well as other factors the compensation committee may deem relevant at the time of grant.

POLICY WITH RESPECT TO $1 MILLION DEDUCTION LIMIT

     Nucentrix's executive compensation strategy is to be cost and tax effective. Therefore, Nucentrix's policy is to avail itself of all proper deductions under the Internal Revenue Code, where practical, while maintaining the flexibility to approve compensation arrangements which it deems to be in the best interests of Nucentrix and its stockholders, but which may not always qualify for full tax deductibility. Section 162(m) of the Internal Revenue Code generally imposes a $1 million per person annual limit on the amount Nucentrix may deduct as compensation expense for its CEO and its four other highest paid officers. Although the total compensation of the executive officers did not exceed this deduction limitation in 1999, factors involved in Nucentrix's compensation program may impact on whether the deduction limitation is exceeded in the future.

     The 1999 share incentive plan is designed to permit compensation associated with stock options and stock appreciation rights to be excluded from the deduction limitations, but various payments under the 1999 share incentive plan may be included as compensation for purposes of calculating the deduction limitation, potentially impacting the deduction limitation. In particular, the 1999 share incentive plan currently permits the compensation committee to grant stock appreciation rights with an exercise price less than the fair market value of common stock on the date of grant. If the proposed amendment to the 1999 share incentive plan is approved, the compensation committee will be permitted to also grant stock options under the 1999 share incentive plan with an exercise price less than the fair market value on the date of grant. Under current Internal Revenue Service regulations, income attributable to stock options and stock appreciation rights granted under the 1999 share incentive plan with an exercise price less than the fair market value of the common stock on the date of grant will not qualify for an exemption from the $1 million annual limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code unless either the grant or the exercise of these stock options or stock appreciation rights are conditioned on performance-based criteria as described in "Proposal 2. Amendment to Nucentrix Broadband Networks, Inc. First Amended and Restated 1999 share Incentive Plan -- Performance-Based Awards." To the extent the total non-exempt compensation paid, or deemed paid, by Nucentrix to such an officer for a year exceeds $1 million, such excess is not deductible by Nucentrix if the officer is employed by Nucentrix as of the end of that year.

     As Nucentrix moves forward in its efforts to create stockholder value in the years ahead, the compensation committee will continue to review, monitor and evaluate Nucentrix's program for executive compensation to assure that it is internally effective in support of Nucentrix's strategy, competitive in the marketplace to attract, retain and motivate the talent needed to achieve Nucentrix's financial objectives, and appropriately rewards the creation of value on behalf of Nucentrix's stockholders.

     This report has been provided by the compensation committee, which consists of the following members:

                                TERRY S. PARKER
                                 NEIL S. SUBIN
                                R. TED WESCHLER

                              CERTAIN TRANSACTIONS

     Under the terms of a Registration Rights Agreement dated April 1, 1999, among Nucentrix and other parties named in the agreement, Nucentrix filed with the SEC a registration statement registering the offer and sale by various selling stockholders of the common stock received by them under Nucentrix's plan of reorganization. This registration statement was declared effective on December 16, 1999. Each of the stockholders identified in notes (3), (5) and (7) of the table under "Security Ownership of Principal Stockholders and Management" as holding shares of our common stock, including the investment advisory clients of Quaker Capital Management Corporation referred to in note (5) of this table, had all of their shares included in the registration statement. R. Ted Weschler, a director of Nucentrix, also had 161,878 shares included in the registration statement, and Neil S. Subin, also a director of Nucentrix, is affiliated with an entity that has 78,799 shares included in the registration statement. See Notes (9) and (10) to the table under "Security Ownership of Principal Stockholders and Management." Generally, all fees, costs and expenses of any registration under the registration rights agreement were and will be paid by Nucentrix. Nucentrix remains obligated to use its commercially reasonable best efforts to keep the registration statement continuously effective for up to three years from the date of its effectiveness, subject to Nucentrix's right to suspend the use of the prospectus for designated corporate purposes specified in the registration rights agreement. Under the registration rights agreement, the selling stockholders will be indemnified by Nucentrix against certain civil liabilities, including liabilities under the Securities Act of 1933.

     During 1999, Nucentrix leased office space from affiliates of Mr. L. Allen Wheeler for total payments of approximately $77,000. Mr. Wheeler co-founded Nucentrix, held in excess of 10% of the common stock prior to Nucentrix's reorganization, and was a member of the board of directors until November 1998. Nucentrix believes that such rents under the leases were at or below market rates and the terms of such leases are at least as favorable as those Nucentrix would be able to otherwise obtain through arm's-length negotiation with an unaffiliated third party. Effective March 31, 1999, Nucentrix terminated approximately 56,000 square feet of these leases in connection with Nucentrix's plan of reorganization. Claims of the lessors for damages were treated as miscellaneous unsecured claims under Nucentrix's plan of reorganization and, in satisfaction of these claims, the lessors received 4,960 shares of our common stock.

                               PERFORMANCE GRAPH

     Set forth below is a graph comparing the total stockholder return of an investment in:

     - Nucentrix common stock,

     - The NASDAQ Stock Market U.S. Index, and

     - The NASDAQ Stock Market Telecommunications (Telecom) Stock Index.

     The graph illustrates total stockholder return at December 31, 1999, of $100 invested at April 5, 1999 (the date Nucentrix common stock began trading on the over-the-counter market) for Nucentrix common stock, the NASDAQ U.S. Index and the NASDAQ Telecom Index, and assumes reinvestment of all dividends.

                              [PERFORMANCE GRAPH]

              -------------------------------------------------------------------------------------------
                                                                             4/5/99          12/31/99
              -------------------------------------------------------------------------------------------
               Nucentrix Broadband Networks                                 $100.00          $156.80
               NASDAQ US                                                    $100.00          $155.87
               NASDAQ Telecom                                               $100.00          $134.80

     As a result of our plan of reorganization, which became effective April 1, 1999, we did not hold an annual meeting in 1999 and, therefore, did not have a proxy statement containing a performance graph. Although the performance graph in our proxy statement dated April 30, 1998, for our 1998 annual meeting of stockholders included a peer group consisting of companies which operated multiple wireless cable television systems, we have not reflected this peer group in the performance graph contained in this proxy statement because each company in the peer group has been acquired and, therefore, market information is not available with respect to these companies.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

     Based upon information known to Nucentrix as of April 3, 2000, the following table sets forth the ownership of the shares of common stock issued and outstanding as of April 3, 2000, by:

     - each person or group that is the beneficial owner of more than 5% of our shares on April 3, 2000,

     - each director and Named Executive Officer of Nucentrix on April 3, 2000, and

     - all directors and executive officers of Nucentrix as a group on April 3, 2000.

Unless otherwise indicated, to Nucentrix's knowledge, each person holds sole voting and investment power over the shares shown.

                                                                 SHARES
                                                              BENEFICIALLY     PERCENTAGE
NAME OF OWNER                                                    OWNED        OF CLASS(1)
-------------                                                 ------------    ------------
Wayland Investment Fund, L.L.C. ............................   1,649,794(2)       16.3%
  12700 Whitewater Drive
  Minnetonka, Minnesota 55343
Terrence D. Daniels
Quad-C, Inc.
Quad-C IV, LLC
Quad-C Partners IV, L.P. ...................................   1,557,997(3)       15.4%
  230 East High Street
  Charlottesville, Virginia 22902
Stephen Feinberg............................................   1,306,266(4)       12.9%
  450 Park Avenue, 28th Floor
  New York, New York 10002
Quaker Capital Management Corporation.......................   1,288,365(5)       12.8%
  401 Wood Street
  1300 Arrott Building
  Pittsburgh, Pennsylvania 15222-1824
Jefferies & Company, Inc. ..................................     756,711(6)        7.5%
  11100 Santa Monica Boulevard
  10th Floor
  Los Angeles, California 90025
Richard Reiss, Jr.
Georgica Advisors LLC.......................................     651,832(7)        6.5%
  1114 Avenue of the Americas
  New York, New York 10036
Carroll D. McHenry..........................................     220,080(8)        2.0%
Marjean Henderson...........................................      51,352(8)      *
J. Curtis Henderson.........................................      51,352(8)      *
Frank H. Hosea..............................................      30,000(8)      *
Richard B. Gold.............................................       2,000(8)      *
Terry S. Parker.............................................       2,000(8)      *
Neil S. Subin...............................................      80,799(9)      *
R. Ted Weschler.............................................     101,008(10)     *
All directors and executive officers as a group (consisting
  of 9 people)..............................................     538,591(11)       5.6%

---------------

  *  Less than 1%.

 (1) Based on 10,148,183 shares of common stock outstanding on April 3, 2000.

 (2) Based on information set forth in Schedule 13G/A dated April 26, 1999, and Form 4 dated July 9, 1999.

 (3) Based on information set forth in Schedule 13G dated April 10, 1999 filed by Terrence D. Daniels, Quad-C, Inc., Quad-C IV, L.L.C., and Quad-C Partners IV, L.P. Includes (A) an aggregate of 1,514,585 shares held of record by Quad-C Partners II, L.P. (287,057), Quad-C Partners III, L.P. (410,078) and QCP IV (817,450), (B) 32,569 shares held directly by Terrence
     D. Daniels and (C) 10,843 shares held by the Terrence Daniels Trust. The Quad-C Schedule 13G reflects that (w) Quad-C, Inc. is the sole general partner of Quad C Partners II and is a party to management agreements with Quad-C Partners III and Quad-C Partners IV and, as such, may be deemed to beneficially own the 1,514,585 shares of common stock held by Quad-C II, Quad-C Partners III and Quad-C Partners IV, (x) Quad-C IV is the sole general partner of Quad-C Partners IV and, as such, may be deemed to beneficially own the 817,450 shares of common stock held directly by Quad-C Partners IV, (y) each of Quad-C, Quad-C IV LLC and Quad-C Partners IV has sole voting and dispositive power with respect to the shares held directly by Quad-C Partners IV, and (z) Quad-C also has sole voting and dispositive power over the shares held directly by Quad-C II and Quad-C III.

    The Quad-C Schedule 13G also reflects that Terrence D. Daniels (A) is the sole manager and a controlling stockholder of Quad-C IV LLC, the sole director and majority stockholder of Quad-C, the sole manager of Quad-C II, L.L.C. (which is the sole general partner of Quad-C Partners III), and, as such, may be deemed to beneficially own the 1,514,585 shares of common stock held directly by Quad-C Partners II, Quad-C Partners III and Quad-C Partners IV, (B) is the direct beneficial owner of 32,569 shares of common stock, (C) may be deemed to beneficially own 10,843 shares of common stock through his interest in the Terrence Daniels Trust and (D) has sole voting and dispositive power over an aggregate of 1,557,997 shares of common stock.

 (4) Based on information set forth in Schedule 13D/A dated October 26, 1999, filed by Stephen Feinberg. The Feinberg Schedule 13D reflects that (A) Cerberus Partners L.P. is the holder of 302,100 shares of common stock, (B) Cerberus International, Ltd. is the holder of 606,200 shares of common stock, (C) Cerberus Institutional Partners, L.P. is the holder of 87,066 shares of common stock, (D) certain private investment funds hold, in the aggregate, 310,900 shares of common stock and (E) Mr. Feinberg possesses sole power to vote and direct the disposition of all shares of common stock held by each of Cerberus, Cerberus International, Cerberus Institutional and the Funds.

 (5) Based on information set forth in Schedule 13G/A dated February 14, 2000, filed by Quaker Capital Management Corporation and Form 4 filed by Quaker Capital on March 10, 2000. The Quaker Schedule 13G and/or Form 4 reflect that (A) Quaker Capital Partners I, L.P. is the direct beneficial owner of 752,337 shares of common stock, Quaker Premiere, L.P. is the sole general partner of Quaker I and Quaker Capital is the sole general partner of Quaker Premiere, (B) each of Quaker I, Quaker Premiere and Quaker Capital has sole voting and dispositive power over the 752,337 shares of common stock beneficially owned directly by Quaker I, (C) Quaker Capital also has sole voting and dispositive power over an additional 83,046 shares of common stock and (D) Quaker Capital may be deemed to beneficially own, and has shared voting and dispositive power over, 452,982 shares of common stock which are held by a variety of Quaker Capital's investment advisory clients.

 (6) Based on information set forth in Schedule 13G dated February 4, 2000.

 (7) Based on information set forth in Schedule 13G dated June 5, 1999, filed by Richard Reiss, Jr. and Georgica Advisors LLC. According to the Reiss 13G, Mr. Reiss and Georgica have shared voting and dispositive power over an aggregate of 651,832 shares of common stock. Mr. Reiss is the managing member of Georgica.

 (8) Consists solely of shares of common stock issuable upon the exercise of options granted under the 1999 share incentive plan which currently are exercisable.

 (9) Consists of (A) 78,799 shares of common stock held by Condor Partners IV, L.L.C. and (B) 2,000 shares of common stock issuable upon the exercise of options granted to Mr. Subin under the 1999 share incentive plan which currently are exercisable. As Managing Director of Trendex Capital Management, the investment advisor to Condor, Mr. Subin may be deemed to beneficially own the 78,799 shares held by Condor.

(10) Consists of (A) 99,008 shares held directly by Mr. Weschler and (B) 2,000 shares issuable upon the exercise of options granted to Mr. Weschler under the 1999 share incentive plan which currently are exercisable.

(11) Includes an aggregate of 360,784 shares of common stock issuable upon the exercise of options granted under the 1999 share incentive plan which currently are exercisable.

                                 REORGANIZATION

    On December 4, 1998, we filed a voluntary, prenegotiated plan of reorganization and disclosure statement under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (In re Heartland Wireless Communications, Inc., Case No. 98-2692 (JJF)). We filed the reorganization plan with the prepetition agreement from the holders of more than 70% in principal amount of our 13% senior notes and 14% senior notes to support the plan.

    On March 15, 1999, the bankruptcy court confirmed our plan of reorganization, which became effective on April 1, 1999. As of the effective date, we changed our name from Heartland Wireless Communications, Inc., to Nucentrix Broadband Networks, Inc.

    Also as of the effective date:

     - all previously issued and outstanding common stock, options granted under our stock option plans, warrants and any other equity interests in Nucentrix were canceled,

    - holders of the senior notes received 9,700,000 shares of newly issued common stock in exchange for cancellation of the senior notes, and

    - holders of $40.2 million of convertible subordinated notes received 300,000 shares of newly issued common stock and warrants to purchase 825,000 shares of common stock at an exercise price of $27.63 per share in exchange for cancellation of the convertible notes.

    As a result of these events, a change in control of Nucentrix occurred as of the effective date of our plan. To our knowledge, the persons who acquired more than 5% of our common stock as a result of these events are:

                                               NUMBER OF SHARES BENEFICIALLY
NAME                                          OWNED UPON CONSUMMATION OF PLAN
----                                          -------------------------------
Terrence D. Daniels
Quad-C, Inc.
Quad-C IV, LLC
Quad-C Partners IV, L.P....................              1,557,997

Quaker Capital Management Corporation......              1,567,941

The Mainstay Funds, on behalf of its High
  Yield Corporate Bond Fund Series.........              1,042,000

Northstar Investment Management
  Corporation..............................               800,000

Richard Reiss, Jr.
Georgica Advisors LLC......................               651,832

     See "Security Ownership of Principal Stockholders and Management" for information regarding the stock holdings of these persons as of the record date.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act requires Nucentrix's directors and executive officers, and persons who own more than 10% of Nucentrix common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Nucentrix. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Nucentrix with copies of all Section 16(a) forms they file.

    To Nucentrix's knowledge, based solely on review of the copies of these reports furnished to Nucentrix, and written representations from Nucentrix's executive officers and directors, Nucentrix believes that all persons who were subject to Section 16(a) of the Securities Exchange Act during 1999 complied with the filing requirements thereof, except that Amy Ivanoff, Controller of Nucentrix, did not timely file a Form 3 initial statement of beneficial ownership.

                                  PROPOSAL 2.

                AMENDMENT TO NUCENTRIX BROADBAND NETWORKS, INC.
              FIRST AMENDED AND RESTATED 1999 SHARE INCENTIVE PLAN

OVERVIEW

     The purpose of the Nucentrix Broadband Networks, Inc. First Amended and Restated 1999 share Incentive Plan is to provide incentives that will attract, retain and motivate highly competent persons as non-employee directors, officers and key employees of, and consultants to, Nucentrix by providing them opportunities to acquire shares of common stock or to receive monetary payments based on the value of these shares pursuant to the benefits described in this proxy statement. Additionally, the 1999 share incentive plan is intended to assist in further aligning the interests of Nucentrix's directors, officers, key employees and consultants to those of its other stockholders. To accomplish this purpose, the 1999 share incentive plan offers a proprietary interest in Nucentrix through the distribution of benefits in the form of stock-based compensation, including stock options and stock appreciation rights.

     Subject to the terms of the 1999 share incentive plan, the board of directors or the compensation committee determines the terms of each benefit, which are set forth in a written agreement delivered to the recipient of the benefit. Nucentrix is the issuer of the shares of common stock issuable under the 1999 share incentive plan. The terms of award agreements may vary from person to person. Benefits may, as determined by the committee in its discretion, constitute performance-based awards, as discussed below. See "-- Performance-Based Awards."

     The board of directors and stockholders of Nucentrix adopted the 1999 share incentive plan, as amended and restated, effective as of April 1, 1999. Under the 1999 share incentive plan, the maximum number of shares of common stock that may be issued currently is 900,000, subject to adjustment as described below under "-- Adjustment Provisions," and stock options are required to have an exercise price at least equal to the fair market value of the common stock on the date of grant. As of April 3, 2000, 20,800 shares of common stock were available for additional benefits to be granted under the 1999 share incentive plan, subject to 12,000 shares currently reserved for future grants that may be required to be made to our non-employee directors. See "Management
Compensation -- Board Compensation -- Stock Option Awards."

AMENDMENT

     In March 2000, the compensation committee adopted, and the board of directors ratified, an amendment to the 1999 share incentive plan, subject to stockholder approval. If approved by the stockholders, the amendment to the 1999 share incentive plan will:

     - increase the maximum aggregate number of shares of common stock that may be issued pursuant to benefits granted under the 1999 share incentive plan by 400,000 from 900,000 to 1,300,000, subject to adjustments as described in "-- Adjustment Provisions," and

     - allow the committee, in its discretion, to grant nonqualified stock options with an exercise price per share of common stock less than 100% of the fair market value of a share of common stock on the date of grant.

     The board of directors believes that it is in the best interest of Nucentrix and its stockholders to approve the 1999 share incentive plan amendment to allow Nucentrix to continue to use equity compensation to attract and retain superior executive and other personnel in a very competitive industry that is subject to rapid technological change, and to have shares available for future grants of benefits to employees as the compensation committee deems appropriate.

DESCRIPTION OF 1999 SHARE INCENTIVE PLAN

     The following is a summary of the material features of the 1999 share incentive plan, together with applicable tax implications. This summary, however, does not purport to be a complete description of all provisions of the 1999 share incentive plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so by written request to the Corporate Secretary at Nucentrix's executive offices at 200 Chisholm Place, Suite 200, Plano, Texas 75075.

     ADMINISTRATION

     The board of directors has the duty of appointing a committee to administer the 1999 share incentive plan. The committee must consist of two or more members of the board of directors. Each member of the committee must be:

     - a "non-employee director" for purposes of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act, and

     - an "outside director" for purposes of Section 162(m) of the Internal Revenue Code.

The members of the compensation committee of the board of directors currently administer the 1999 share incentive plan.

     The board of directors establishes the timing and terms of benefits awarded to directors of Nucentrix who are not employees or officers of Nucentrix or its subsidiaries on terms as it shall determine in its sole discretion. Except with respect to benefits awarded to non-employee directors, the committee has wide discretion and flexibility to administer the 1999 share incentive plan. The committee:

     - selects 1999 share incentive plan participants,

     - determines the type and size of benefits,

     - establishes the timing, terms and conditions of benefits, and

     - otherwise makes determinations and performs such acts as are necessary for administering the 1999 share incentive plan.

References to the committee in the remainder of this proxy statement refer to both the board of directors and the committee in their administrative capacities under the 1999 share incentive plan unless specified otherwise.

     SECURITIES SUBJECT TO THE 1999 SHARE INCENTIVE PLAN

     The 1999 share incentive plan currently provides for the issuance of a maximum of 900,000 shares of common stock, subject to adjustment in various instances. See "-- Adjustment Provisions." If the share incentive plan amendment is approved by the requisite vote of stockholders at the annual meeting, the maximum available shares will be increased to 1,300,000, subject to adjustment in various instances. See "-- Adjustment Provisions." The share incentive plan shares may be authorized unissued shares of common stock or shares of common stock held in the treasury of Nucentrix. If any outstanding benefit terminates without being fully exercised or vested, as applicable, the shares reserved for the benefit that remain unissued at the time of the termination become available for issuance pursuant to benefits granted thereafter for purposes of the limit on the number of shares of common stock that may be delivered under the 1999 share incentive plan.

     ELIGIBILITY

     Members of the board of directors who are not employees of Nucentrix are eligible to participate in the 1999 share incentive plan at the discretion of the board of directors and on terms and conditions as established by the board of directors. See "-- Administration." Other participants eligible to participate in the 1999 share incentive plan are designated by the committee from among the officers and key employees of, and consultants to, Nucentrix and its subsidiaries and affiliates as the committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of Nucentrix.

     BENEFITS OFFERED

     The two types of benefits that may be granted under the 1999 share incentive plan, stock options and SARs, generally are rights to acquire common stock or cash by satisfying specified conditions that usually are based on service to Nucentrix and, in some cases, payment of an exercise price or accomplishment of specified corporate goals.

     Stock Options. A stock option entitles the holder to purchase a specified number of shares at a price fixed when the stock option is granted. Two types of stock options may be granted under the 1999 share incentive plan:

     - "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code, and

     - stock options that do not qualify as incentive options, which are referred to as "nonqualified options."

The committee has the authority to grant to any participant one or more incentive options, nonqualified options or both types of stock options (in each case with or without SARs). Stock options may constitute performance-based awards, as described below under "-- Performance-Based Awards."

     Except for certain annual awards to non-employee directors as described above under "Management Compensation -- Board Compensation -- Stock Option Awards," the committee determines the terms of each stock option, including the exercise price, vesting period and exercise terms for stock options; provided, that, the exercise price per share of common stock under each option must equal at least 100% of the fair market value of a share of common stock on the date of grant. If the share incentive plan amendment is approved, the committee may, in its discretion, award nonqualified options with an exercise price per share of common stock less than 100% of the fair market value of a share of common stock on the date of grant. The aggregate fair market value (determined at the time the options are granted) of shares subject to incentive options that are first exercisable by any individual in any one calendar year may not exceed $100,000.

     Upon the exercise of a stock option, the participant must pay the exercise price in cash or, in the discretion of the committee, by:

     - delivery of shares of common stock then owned by the participant,

     - the withholding of shares of common stock for which a stock option is exercisable, or

     - a combination of these methods.

In the discretion of the committee, payment may also be made by delivering a properly executed exercise notice to Nucentrix together with a copy of irrevocable instructions to a broker to deliver promptly to Nucentrix the amount of sale or loan proceeds to pay the exercise price. To facilitate the exercise, Nucentrix may enter into agreements for coordinated procedures with one or more brokerage firms. The committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the 1999 share incentive plan.

     The committee may, at the time of grant of a stock option or thereafter, provide for the grant of a subsequent stock option referred to as "restoration stock options," if the exercise price for the predecessor stock option is paid for by delivering previously owned shares of common stock. Restoration stock options:

     - must be granted for more than the number of shares of common stock tendered in exercising the predecessor stock option,

     - must have an exercise price equal to the fair market value on the date the restoration stock option is granted, and

     - must have an exercise period that does not extend beyond the remaining term of the predecessor stock option.

     Stock Appreciation Rights. An SAR may be granted in connection with a stock option or totally independent of a stock option. An SAR is the right to receive an amount equal to the excess of:

     - the fair market value, or other specified valuation, of a specified number of shares of common stock on the date the right is exercised, over

     - the fair market value, or other specified valuation, which may be less than the fair market value, of the shares of common stock on the date the right is granted, all as determined by the compensation committee;

except that, if an SAR is granted in tandem with or in substitution for a stock option, the designated fair market value in the award agreement may be the fair market value on the date the stock option was granted. SARs may constitute performance-based awards, as described below under "-- Performance-Based Awards."

     An SAR granted in tandem with a stock option generally will require the holder, upon exercise, to surrender the related stock option or any unexercised portion, with respect to the number of shares as to which such SAR is exercised, and to receive payment as described above. The surrendered stock option will then cease to be exercisable. A tandem SAR generally will be exercisable or transferable only to the extent that the related stock option is exercisable or transferable.

     An SAR granted independent of a stock option generally will be exercisable as determined by the compensation committee. An independent SAR will entitle the holder, upon exercise, to receive payment as described above. The compensation committee may limit the amount payable upon exercise of any tandem or independent SAR. Any limitation will be specified in an agreement at the time the SAR is granted.

     Payment upon exercise of SAR's will be made, at the discretion of the committee, in cash, shares of common stock or a combination of cash and shares of common stock.

     VESTING AND EXERCISABILITY

     Each individual participant's award agreement will set forth the terms on which benefits will vest and become exercisable, as determined by the committee. See "Plan Benefits -- Outstanding Plan Benefits" and Exhibits A, B and C for a discussion of the vesting and exercise terms of outstanding stock options, and factors that may affect these provisions.

     ADJUSTMENT PROVISIONS

     The 1999 share incentive plan contains customary provisions that automatically adjust the terms of outstanding benefits and the maximum number and/or type of securities available for issuance under the 1999 share incentive plan upon a subdivision, consolidation or reclassification of outstanding common stock or when Nucentrix undergoes certain restructurings. The committee also may make such adjustments as it deems necessary to prevent dilution or enlargement of participants' right under the 1999 share incentive plan upon the occurrence of these events and otherwise to preserve the equitable treatment of participants in the 1999 share incentive plan.

     CHANGE IN CONTROL OF NUCENTRIX

     For a description of change in control provisions contained in the 1999 share incentive plan, see "Management Compensation -- Employment Agreements and Change in Control Arrangements -- 1999 Share Incentive Plan."

     TRANSFERABILITY OF BENEFITS

     Benefits granted under the 1999 share incentive plan generally are not transferable; the committee, however, may permit benefits to be transferred to certain family members and trusts for the benefit of the persons or partnerships, corporations, limited liability companies or other entities owned solely by the persons.

     PERFORMANCE-BASED AWARDS

     Certain benefits granted under the 1999 share incentive plan may be granted in a manner such that the benefits qualify under Section 162(m) of the Internal Revenue Code as performance based compensation or performance-based awards. To comply with Section 162(m) of the Internal Revenue Code, the committee, in its sole discretion, may grant benefits with an exercise price per share of common stock equal to 100% of the fair market value of a share of common stock at the time of grant or may base either the grant or the exercise of performance-based awards, including nonqualified options with an exercise price per share of common stock less than 100% of the fair market value of a share of common stock at the time of grant, on one or more business criteria that apply to the individual participant, one or more business units or Nucentrix as a whole. The business criteria are as follows and may be applied, individually or in combination:

     - net sales,

     - pretax income before allocation of corporate overhead and bonus,

     - budget,

     - earnings per share,

     - net income,

     - division, group or corporate financial goals,

     - return on stockholders' equity,

     - return on assets,

     - attainment of strategic and operational initiatives,

     - appreciation in and/or maintenance of the price of the common stock or any other publicly-traded securities of Nucentrix,

     - market share,

     - gross profits,

     - earnings before interest and taxes,

     - earnings before interest, taxes, dividends and amortization,

     - economic value-added models and comparisons with various stock market indices,

     - reductions in costs, or

     - any combination of the foregoing.

Performance-based awards also may include comparisons to the performance of other companies, as measured by one or more of the business criteria described above.

     In addition, to constitute performance-based awards for purposes of Section 162(m) of the Internal Revenue Code, the number of shares that may be associated with the benefits awarded to any one participant in a given year must be limited. For this purpose, the 1999 share incentive plan limits to 350,000 number of shares that may relate to stock options and SARs that any one participant may receive in any calendar year.

     AMENDMENT AND TERMINATION

     The 1999 share incentive plan shall continue indefinitely until terminated by the board of directors or the compensation committee. The board of directors or the compensation committee may amend the 1999 share incentive plan from time to time or suspend or terminate the 1999 share incentive plan at any time.

     FEDERAL TAX CONSEQUENCES

     A participant receiving nonqualified stock options or SARs will not recognize taxable income at the time the nonqualified stock option or SAR is granted. At the time the nonqualified stock option or SAR is exercised, the participant will recognize ordinary taxable income in an amount equal to the difference between the exercise price (or fair market value of the common stock at the time of grant of SARs granted independent of stock options) and the fair market value of the common stock on the date of exercise. Nucentrix generally will be entitled to a concurrent deduction equal to the ordinary income recognized by the participant, subject to the limitation imposed by Section 162(m) of the Internal Revenue Code as described below under "Other Considerations."

     An employee granted an incentive stock option will not recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise. If stock acquired upon exercise of an incentive option is held for a minimum of two years from the date of grant of the stock option and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the sales price and the exercise price) upon disposition of the stock will be treated as long-term capital gain or loss, and Nucentrix will not be entitled to any deduction.

     If the holding period requirement is not met, the employee will recognize ordinary income in an amount equal to the lesser of:

     - the excess of the fair market value of common stock on the date of exercise over the exercise price, or

     - the excess of the amount realized on the sale of the stock over the exercise price.

     Special rules may apply to employees subject to Section 16(b) of the Securities Exchange Act of 1934. Other than in the case of an incentive option held in accordance with the specified holding period requirements, the amount and timing of the recognition of income by an employee subject to Section 16(b) and the concurrent deduction by Nucentrix on the exercise of a stock option or SAR generally will be based on the fair market value of the shares received when the restrictions of Section 16(b) lapse, unless the employee elects otherwise by making a Section 83(b) election.

OTHER CONSIDERATIONS

     Under the Omnibus Budget Reconciliation Act of 1993, Nucentrix's tax deduction for certain compensation paid to the CEO and to each of the next four highest compensated officers in any one year is limited to $1,000,000 per person. The 1999 share incentive plan is intended to comply with certain provisions of Section 162(m) of the Internal Revenue Code that exempts from the deduction limitation income arising from such officers' exercise of a stock option or stock appreciation right (or the sale of the underlying stock acquired through the exercise of an incentive stock option before the required holding periods are met). However, under current Internal Revenue Service regulations, income attributable to stock options (and SARs) granted under the 1999 share incentive plan with an exercise price less than the fair market value of common stock on the date of grant may not qualify for an exemption from the $1 million annual limit on deductible compensation imposed by Section 162(m) of the Internal Revenue Code unless the grant or the exercise of these stock options or SARs is conditioned on performance-based criteria as described above. If income attributable to these stock options (or SARs) granted to a covered executive officer is not eligible for an exemption from the $1 million limitation, that income would be included in the annual compensation calculation for the executive in the year recognized by the executive for purposes of the $1 million deduction limit. To the extent the total compensation paid, or deemed paid, by Nucentrix to the executive officer for that year exceeded $1 million, the excess would not be deductible by Nucentrix if the executive was employed by Nucentrix as of the end of the year.

PLAN BENEFITS

     As currently in effect, the 1999 share incentive plan authorizes the grant or award of stock options or SAR's with respect to an aggregate of 900,000 shares of common stock, subject to adjustment as described above, and stock options are required to have an exercise price at least equal to the fair market value of the common stock on the date of grant. As of April 3, 2000, there were 20,800 shares of common stock available for the future issuance of benefits under the 1999 share incentive plan, subject to 12,000 shares currently reserved for future grants that may be required to be made to our non-employees directors. See "Management Compensation -- Board
Compensation -- Stock Option Awards."

     FUTURE PLAN BENEFITS

     Benefits under the 1999 share incentive plan are awarded from time to time at the discretion of the committee and are not generally determinable prior to actual grants. Therefore, the benefits and amounts that may be received by Nucentrix's directors, executive officers and other employees in respect of the increased number of shares that would be available or as a result of the committee's ability to grant stock options with an exercise price less than the fair market value of the common stock at the date of grant are not presently determinable, except as described in the following paragraph.

     The compensation committee has granted to Russell A. Wiseman, who was employed as Nucentrix's Senior Vice President -- Internet Operations in April 2000, stock options to purchase 20,000 shares of common stock at an exercise price equal to $12.50, which is less than the fair market value of the common stock on the date of grant ($27.50). Therefore, the grant of these stock options is subject to obtaining stockholder approval of the proposed amendment to the 1999 share incentive plan. If the stockholders approve the proposed amendment, 20% of these stock options will vest in each of the next five years, subject to continuation of employment. To date, no other benefits have been awarded under the 1999 share incentive plan conditioned upon stockholder approval of the proposed amendment. The compensation committee also has granted to Mr. Wiseman stock options to purchase an additional 80,000 shares of common stock with an exercise price equal to the fair market value of the common stock on the date of grant, which options are reflected in the table below in "Current Executive Officer Group."

     OUTSTANDING PLAN BENEFITS

     The following table reflects all stock options granted under the 1999 share incentive plan as of April 3, 2000. No SARs have been granted under the 1999 share incentive plan.

                           1999 SHARE INCENTIVE PLAN

                                                               NUMBER OF SHARES
                                                                  SUBJECT TO
NAME AND POSITION                                              OPTIONS GRANTED
-----------------                                              ----------------
Carroll D. McHenry, Chief Executive Officer.................       300,000
Marjean Henderson, Senior Vice President and Chief Financial
  Officer...................................................        70,000
J. Curtis Henderson, Senior Vice President and General
  Counsel...................................................        70,000
Alexander R. Padilla, Senior Vice President -- Business
  Development...............................................        50,000(1)
Frank H. Hosea, Senior Vice President -- Video Operations...        50,000
Current Executive Officer Group (5 persons).................       570,000(2)
Non-Executive Director Group (4 persons)....................        12,000
Non-Executive Officer Employee Group (36 persons)...........       257,000
Nominees for Election as a Director.........................             0(3)
Associates of any Director, Executive Officer or Nominee....             0
Each other person who received (or is to receive) 5 percent
  of options or SARs........................................             0(4)

---------------

(1) Mr. Padilla resigned from Nucentrix effective April 3, 2000. Mr. Padilla exercised options to purchase 25,000 shares of common stock in March 2000. Options to purchase 20,000 shares of common stock, which were not vested as of April 3, 2000, were canceled and became available for reissuance under the 1999 share incentive plan. Mr. Padilla has until May 3, 2000, to exercise his remaining options to purchase 5,000 shares of common stock.

(2) Excludes Mr. Padilla, who resigned April 3, 2000. See note (1). Includes options to purchase 80,000 shares granted to Russell A. Wiseman, Senior Vice President -- Internet Operations, who was first employed by Nucentrix in April 2000, but excludes options to purchase 20,000 shares granted to Mr. Wiseman subject to stockholder approval of the proposed amendment to the 1999 share incentive plan, as described under "-- Future Plan Benefits" above.

(3) Excludes 300,000 shares subject to stock options held by Mr. McHenry, the CEO of Nucentrix, and 12,000 shares subject to stock options held by members of the Non-Executive Director Group, each of which persons is a current director and a nominee for director at the 2000 annual meeting.

(4) Based on stock options granted as of April 3, 2000, and 900,000 shares originally available under the 1999 share incentive plan.

The closing sale price of the common stock on The NASDAQ Stock Market on April 3, 2000, was $27.50.

VOTE REQUIRED AND RECOMMENDATION FOR APPROVAL OF THE PROPOSED 1999 SHARE INCENTIVE PLAN AMENDMENT

     To be approved by the stockholders, the 1999 share incentive plan amendment must receive the approval of stockholders holding at least a majority of the outstanding shares of common stock present at the annual meeting and entitled to vote on the share incentive plan amendment. The enclosed form of proxy provides a means for stockholders to vote for the share incentive plan amendment, to vote against the share incentive plan amendment or to abstain from voting on the share incentive plan amendment. Each properly executed proxy received in time for the meeting will be voted as specified therein. Because abstentions are counted as present and entitled to vote on the share incentive plan amendment, they will have the effect of votes against Proposal 2. If a stockholder executes and returns a proxy but does not specify otherwise, the shares represented by the stockholder's proxy will be voted FOR the share incentive plan amendment.

     If the 1999 share incentive plan amendment is not approved by stockholders at the annual meeting, no benefits will be granted to executive officers of Nucentrix under the 1999 share incentive plan that exceed the current 900,000 share limitation and no nonqualified stock options will be granted under the 1999 share incentive plan at an exercise price less than 100% of the fair market value of a share of common stock on the date of grant.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF NUCENTRIX VOTE FOR THE APPROVAL OF THE 1999 SHARE INCENTIVE PLAN AMENDMENT. BECAUSE THE 1999 SHARE INCENTIVE PLAN AMENDMENT WILL INCREASE THE NUMBER OF INCENTIVE AWARDS THAT MAY BE GRANTED TO NON-EMPLOYEE DIRECTORS AND ALL EXECUTIVE OFFICERS, AND PERMIT THE COMPENSATION COMMITTEE TO GRANT TO NON-EMPLOYEE DIRECTORS AND EXECUTIVE OFFICERS NONQUALIFIED STOCK OPTIONS WITH AN EXERCISE PRICE LESS THAN 100% OF THE FAIR MARKET VALUE OF A SHARE OF COMMON STOCK ON THE DATE OF GRANT, EACH OF THE NON-EMPLOYEE DIRECTORS AND EXECUTIVE OFFICERS OF NUCENTRIX HAS AN INTEREST IN, AND MAY BENEFIT FROM, THE ADOPTION OF THE 1999 SHARE INCENTIVE PLAN AMENDMENT.

                                  PROPOSAL 3.

                      RATIFICATION OF INDEPENDENT AUDITORS

     The board of directors has selected KPMG LLP as the auditors of Nucentrix for the current fiscal year. Nucentrix expects that representatives of KPMG LLP will be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

     Stockholder ratification of the selection of KPMG LLP as the auditors of Nucentrix is not required by Nucentrix's by-laws or otherwise. However, the board of directors is submitting the selection of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee and the board of directors will reconsider whether or not to retain the firm. Even if the selection is ratified, the audit committee and the board of directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that a change would be in the best interest of Nucentrix and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS OF NUCENTRIX VOTE FOR THE RATIFICATION OF THE SELECTION OF KPMG LLP AS NUCENTRIX'S INDEPENDENT AUDITORS FOR 2000.

                                 OTHER BUSINESS

     Management knows of no other matters that will come before the annual meeting. However, if other matters do come before the annual meeting, as permitted by Rule 14a-4(c) of the Securities Exchange Act, the proxy holders will vote in accordance with their best judgment.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     To qualify for inclusion in the proxy statement and form of proxy relating to the 2001 annual meeting of stockholders, under Rule 14a-8 of the Securities Exchange Act a proposal intended by a stockholder for presentation at that meeting must be received by Nucentrix at its principal executive offices on or before December 12, 2000. Under rule 14a-4(c) of the Securities Exchange Act, the board of directors may exercise discretionary voting authority under proxies solicited by it on any matter properly presented by a stockholder at Nucentrix's 2001 annual meeting that the stockholder does not seek to have included in Nucentrix's proxy statement under Rule 14a-8 of the Securities Exchange Act if, except as described in the following sentence, the proxy statement discloses the nature of the matter and how the board of directors intends to exercise its discretion to vote on such matter, unless Nucentrix is notified of the proposal on or before February 25, 2001, and the stockholder satisfies the other requirements of Rule 14a-4(c)(2). If Nucentrix first receives notice of such matter after February 25, 2001, the board of directors may exercise discretionary voting authority on any matter as permitted under Rule 14a-(c)(2), without including any discussion of the matter in the proxy statement for the 2001 meeting. Nucentrix reserves the right to reject, rule out of order or take other appropriate action on any proposal that does not comply with the requirements described above and other applicable requirements.

                                    GENERAL

     Solicitation of proxies may be made by mail, personal interview, telephone, electronic mail or facsimile by officers, directors and regular employees of Nucentrix. Nucentrix also has retained Innisfree M&A to assist with the proxy solicitation process for a fee of $4,000, plus reimbursement of various expenses. Nucentrix also may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the common stock that those companies or persons hold of record, and Nucentrix will reimburse the forwarding expenses. Nucentrix will bear all costs of solicitation.

     Nucentrix's annual report to stockholders and Form 10-K for 1999 are being sent to stockholders with this proxy statement and do not form any part of the material for the solicitation of proxies.

A COPY OF NUCENTRIX'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SEC IS INCLUDED AS PART OF OUR ANNUAL REPORT TO STOCKHOLDERS WHICH ACCOMPANIED THIS PROXY STATEMENT. ADDITIONAL COPIES OF THE FORM 10-K WILL BE SENT TO ANY STOCKHOLDER WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO CORPORATE SECRETARY, AT THE OFFICES OF NUCENTRIX, 200 CHISHOLM PLACE, SUITE 200, PLANO, TEXAS 75075.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE PROXY IN THE ENCLOSED POSTAGE-PAID, ADDRESSED ENVELOPE.

                                            By Order of the Board of Directors,

                                            J. CURTIS HENDERSON
                                            Senior Vice President, General
                                            Counsel
                                            and Secretary

April 11, 2000

                     EXHIBITS APPEAR ON THE FOLLOWING PAGES

                                   EXHIBIT A

     1. Subject to Paragraphs 2 and 3 below, the Option shall become fully exercisable in accordance with the following vesting schedule:

          (a) 33.40% will vest on the date of grant;

          (b) 6.66% will automatically vest on each anniversary of the date of grant for five years after the date of grant; and

          (c) up to 33.30% will vest as follows (such portion hereinafter referred to as the "Contingent Portion"):

             (i) if the average closing sales price of the common stock equals or exceeds $16.50 per share for any 20 consecutive trading days between the date of grant and the first anniversary of the date of grant, one-fifth of the Contingent Portion will vest on such 20th trading day;

             (ii) if the average closing sales price of the common stock equals or exceeds $20.80 per share for any 20 consecutive trading days between the date of grant and the second anniversary of the date of grant, two-fifths of the Contingent Portion will vest on such 20th trading day;

             (iii) if the average closing sales price of the common stock equals or exceeds $25.00 per share for any 20 consecutive trading days between the date of grant and the third anniversary of the date of grant, three-fifths of the Contingent Portion will vest on such 20th trading day;

             (iv) if the average closing sales price of the common stock equals or exceeds $28.61 per share for any 20 consecutive trading days between the date of grant and the fourth anniversary of the date of grant, four-fifths of the Contingent Portion will vest on such 20th trading day; and

             (v) if the average closing sales price of the common stock equals or exceeds $31.10 per share for any 20 consecutive trading days between the date of grant and the fifth anniversary of the date of grant, all of the Contingent Portion will vest on such 20th trading day.

     "Average closing sales price" shall mean: (i) if Nucentrix's common stock is publicly traded, the average of the closing prices as reported by the OTC Bulletin Board, The Nasdaq Stock Market or other applicable regional or national securities exchange or quotation system on which the common stock is so traded or quoted for any applicable period; or (ii) if there is no public trading market for such shares, the fair value of such shares on the applicable date of determination as determined by the committee after taking into consideration all factors which it deems appropriate, including without limitation, recent sale and offer prices of the common stock in private transactions negotiated at arms' length.

     Notwithstanding anything herein to the contrary, if the Employee is employed by Nucentrix on the date which is 30 days immediately prior to the Expiration Date (such date referred to herein as the "Final Vesting Date"), the unvested portion, if any, of the Option will immediately vest and become exercisable on such date.

     2. Subject to Paragraph 3 below, the unexercised portion of the Option, unless sooner terminated, shall expire seven years after the date of grant (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after the Expiration Date.

     3. If prior to the Expiration Date, Employee's employment with Nucentrix or any subsidiary corporation terminates, the Option will terminate on the applicable date as described below, provided, however, that none of the events described below shall extend the period of exercisability beyond the Expiration
Date:

          (a) If the employment of Employee is terminated by reason of Employee's death while in the employ of Nucentrix or any subsidiary corporation, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

          (b) If the employment of Employee is terminated by Nucentrix or any subsidiary corporation for reason of Employee's "Permanent Disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Employee dies during the six month period following such date and Employee has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

          (c) If the employment of Employee is terminated by Nucentrix or any subsidiary corporation for "cause" (as defined below), the Option shall, to the extent not theretofore exercised, immediately become null and void on the date of such termination;

          (d) If the employment of Employee is terminated by Nucentrix or any subsidiary corporation other than (X) for "cause" or (Y) for reason of Employee's death or "Permanent Disability", the Option, to the extent vested and not theretofore exercised, shall immediately become fully exercisable on the date of such termination and shall remain exercisable for thirty (30) days after such date and the unvested portion of the Option shall be canceled;

          (e) If the employment of Employee is terminated by the Employee prior to the Final Vesting Date, the unvested portion of the Option shall immediately become null and void on the date of such termination and the vested portion of the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination; or

          (f) If the employment of Employee is terminated by the Employee on or after the Final Vesting Date, the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination.

     The terms "Permanent Disability" and "cause" shall have the meanings ascribed to such terms in the Employee's employment agreement with Nucentrix, as amended from time to time.

                                   EXHIBIT B

     1. Subject to Paragraphs 2 and 3 below, the Option shall become fully exercisable in accordance with the following vesting schedule:

          (a) 10% will automatically vest on each anniversary of the date of grant for five years after the date of grant; and

          (b) up to 50% will vest as follows (such portion hereinafter referred to as the "Contingent Portion"):

             (i) if the average closing sales price of the common stock equals or exceeds $16.50 per share for any 20 consecutive trading days between the date of grant and the first anniversary of the date of grant, one-fifth of the Contingent Portion will vest on such 20th trading day;

             (ii) if the average closing sales price of the common stock equals or exceeds $20.80 per share for any 20 consecutive trading days between the date of grant and the second anniversary of the date of grant, two-fifths of the Contingent Portion will vest on such 20th trading day;

             (iii) if the average closing sales price of the common stock equals or exceeds $25.00 per share for any 20 consecutive trading days between the date of grant and the third anniversary of the date of grant, three-fifths of the Contingent Portion will vest on such 20th trading day;

             (iv) if the average closing sales price of the common stock equals or exceeds $28.61 per share for any 20 consecutive trading days between the date of grant and the fourth anniversary of the date of grant, four-fifths of the Contingent Portion will vest on such 20th trading day; and

             (v) if the average closing sales price of the common stock equals or exceeds $31.10 per share for any 20 consecutive trading days between the date of grant and the fifth anniversary of the date of grant, all of the Contingent Portion will vest on such 20th trading day.

     "Average closing sales price" shall mean: (i) if Nucentrix's common stock is publicly traded, the average of the closing prices as reported by the OTC Bulletin Board, The Nasdaq Stock Market or other applicable regional or national securities exchange or quotation system on which the common stock is so traded or quoted for any applicable period; or (ii) if there is no public trading market for such shares, the fair value of such shares on the applicable date of determination as determined by the committee after taking into consideration all factors which it deems appropriate, including without limitation, recent sale and offer prices of the common stock in private transactions negotiated at arms' length.

     Notwithstanding anything herein to the contrary, if the Employee is employed by Nucentrix on the date which is 30 days immediately prior to the Expiration Date (such date referred to herein as the "Final Vesting Date"), the unvested portion, if any, of the Option will immediately vest and become exercisable on such date.

     2. Subject to Paragraph 3 below, the unexercised portion of the Option, unless sooner terminated, shall expire seven years after the date of grant (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after the Expiration Date.

     3. If prior to the Expiration Date, Employee's employment with Nucentrix or any subsidiary corporation terminates, the Option will terminate on the applicable date as described below, provided, however, that none of the events described below shall extend the period of exercisability beyond the Expiration
Date:

          (a) If the employment of Employee is terminated by reason of Employee's death while in the employ of Nucentrix or any subsidiary corporation, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

          (b) If the employment of Employee is terminated by Nucentrix or any subsidiary corporation for reason of Employee's "Permanent Disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Employee dies during the six month period following such date and Employee has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

          (c) If the employment of Employee is terminated by Nucentrix or any subsidiary corporation for "cause" (as defined below), the Option shall, to the extent not theretofore exercised, immediately become null and void on the date of such termination;

          (d) If the employment of Employee is terminated by Nucentrix or any subsidiary corporation other than (X) for "cause" or (Y) for reason of Employee's death or "Permanent Disability", the Option, to the extent vested and not theretofore exercised, shall immediately become fully exercisable on the date of such termination and shall remain exercisable for thirty (30) days after such date and the unvested portion of the Option shall be canceled;

          (e) If the employment of Employee is terminated by the Employee prior to the Final Vesting Date, the unvested portion of the Option shall immediately become null and void on the date of such termination and the vested portion of the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination; or

          (f) If the employment of Employee is terminated by the Employee on or after the Final Vesting Date, the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such termination.

     The terms "Permanent Disability" and "cause" shall have the meanings ascribed to such terms in the Employee's employment agreement with Nucentrix, as amended from time to time, or any successor agreement, or if Employee does not have an employment agreement with Nucentrix, such terms shall have the meanings ascribed to them on Annex A attached to the Employee's Award Agreement.

                                   EXHIBIT C

     1. Subject to Paragraphs 2 and 3 below, the Option shall become fully exercisable in accordance with the following vesting schedule:

          (a) if the average closing sales price of the common stock equals or exceeds $16.50 per share for any 20 consecutive trading days between the date of grant and the first anniversary of the date of grant, one-fifth of the Option will vest on such 20th trading day;

          (b) if the average closing sales price of the common stock equals or exceeds $20.80 per share for any 20 consecutive trading days between the date of grant and the second anniversary of the date of grant, two-fifths of the Option will vest on such 20th trading day;

          (c) if the average closing sales price of the common stock equals or exceeds $25.00 per share for any 20 consecutive trading days between the date of grant and the third anniversary of the date of grant, three-fifths of the Option will vest on such 20th trading day;

          (d) if the average closing sales price of the common stock equals or exceeds $28.61 per share for any 20 consecutive trading days between the date of grant and the fourth anniversary of the date of grant, four-fifths of the Option will vest on such 20th trading day; and

          (e) if the average closing sales price of the common stock equals or exceeds $31.10 per share for any 20 consecutive trading days between the date of grant and the fifth anniversary of the date of grant, all of the Option will vest on such 20th trading day.

     "Average closing sales price" shall mean: (i) if Nucentrix's common stock is publicly traded, the average of the closing prices as reported by the OTC Bulletin Board, The Nasdaq Stock Market or other applicable regional or national securities exchange or quotation system on which the common stock is so traded or quoted for any applicable period; or (ii) if there is no public trading market for such shares, the fair value of such shares on the applicable date of determination as determined by the committee after taking into consideration all factors which it deems appropriate, including without limitation, recent sale and offer prices of the common stock in private transactions negotiated at arms' length.

     Notwithstanding anything herein to the contrary, if the Director is serving on the board of directors on the date which is 30 days immediately prior to the Expiration Date (such date referred to herein as the "Final Vesting Date"), the unvested portion, if any, of the Option will immediately vest and become exercisable on such date.

     2. Subject to Paragraph 3 below, the unexercised portion of the Option, unless sooner terminated, shall expire seven years after the date of grant (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after the Expiration Date.

     3. If prior to the Expiration Date, Director ceases to be a member of the board of directors, the Option will terminate on the applicable date as described below, provided, however, that none of the events described below shall extend the period of exercisability beyond the Expiration Date:

          (a) If Director ceases to be a member of the board of directors because of Director's death, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Director's death and shall be exercisable by the executor or administrator of the estate of the deceased Director or the person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent or distribution;

          (b) If Director ceases to be a member of the board of directors by reason of Director's "Permanent Disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Director dies during the six month period following such date and Director has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Director's death and shall be exercisable by the executor or administrator of the estate of the deceased Director or the person or persons to whom the deceased Director's rights under the Option shall pass by will or the laws of descent or distribution;

          (c) If Director resigns, is removed or is not reelected as a member of the board of directors prior to the Final Vesting Date, the unvested portion of the Option shall immediately become null and void on the date of such resignation, removal or failure to be reelected and the vested portion of the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such resignation, removal or failure to be reelected; or

          (d) If Director resigns, is removed or is not reelected as a member of the board of directors on or after the Final Vesting Date, the Option shall, to the extent not theretofore exercised, remain exercisable for thirty (30) days after the date of such resignation, removal or failure to be reelected.

     The term "Permanent Disability" and shall have the meaning ascribed to it on Annex A attached to the Director's Award Agreement.

     Appendix

     Nucentrix Broadband Networks, Inc. First Amended and Restated 1999 Share Incentive Plan.

     First Amendment to the Nucentrix Broadband Networks, Inc. First Amended and Restated 1999 Share Incentive Plan.

     Filed pursuant to Schedule 14A, Item 10, Instruction 3.

                       NUCENTRIX BROADBAND NETWORKS, INC.

                           FIRST AMENDED AND RESTATED
                            1999 SHARE INCENTIVE PLAN

     1. PURPOSE. The Nucentrix Broadband Networks, Inc. 1999 Share Incentive Plan (the "Plan") is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors, officers, and key employees of, and consultants to, Nucentrix Broadband Networks, Inc. (the "Company") and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the common stock, par value $.001 per share, of the Company ("Common Stock") or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company's directors, officers, key employees and consultants to those of its other stockholders.

     2.   ADMINISTRATION.

         (a) The Plan will be administered by a committee (the "Committee") appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be (i) "Non-Employee Directors" within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person's bad faith, gross negligence or willful misconduct.

         (b) The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

         (c) Notwithstanding the foregoing, the Board of Directors shall have the authority to make grants of Benefits under the Plan to directors of the Company who are not employees of the Company or its subsidiaries, on such terms and conditions as the Board of Directors shall determine in its sole discretion.

     3. PARTICIPANTS. Participants will consist of such directors, officers and key employees of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

     4. TYPE OF BENEFITS. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options and (b) Stock Appreciation Rights (each as described below, and collectively, the "Benefits"). Benefits may, as determined by the Committee in its discretion, constitute Performance-Based Awards (as defined in Section 8 hereof). Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

     5.   COMMON STOCK AVAILABLE UNDER THE PLAN.

         (a) Subject to the provisions of this Section 5 and any adjustments made in accordance with Section 10 hereof, the maximum number of shares of Common Stock that may be delivered to participants (including permitted assignees) and their beneficiaries under this Plan shall be equal to nine hundred thousand (900,000) shares of Common Stock, which may be authorized and unissued or treasury shares. Any shares of Common Stock covered by a Benefit (or portion of a Benefit) granted under the Plan, which is forfeited or canceled, expires or, in the case of a Benefit other than a Stock Option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan.

         (b) If any shares of Common Stock are tendered to the Company, either actually or by attestation or withholding, as full or partial payment of the exercise price or any tax withholding in connection with the exercise of a Stock Option or Stock Appreciation Right or the vesting of any other Benefit granted under this Plan, only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. This Section 5(b) shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining (x) the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan or (y) the maximum number of shares of Common Stock that may be delivered through Stock Options under the Plan.

     6. STOCK OPTIONS. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be "incentive stock options" ("Incentive Stock Options"), within the meaning of Section 422 of the Code, or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Stock Options may constitute Performance-Based Awards, as described in Section 8 hereof. Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

         (a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant, but in no event may the per-share exercise price of any Stock Option be less than the fair market value of the underlying shares on the date of grant.

         (b) PAYMENT OF EXERCISE PRICE. The option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of shares of Common Stock of the Company then owned by the participant, by the withholding of shares of Common Stock for which a Stock Option is exercisable or by a combination of these methods. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of shares of Common Stock of the Company then owned by a participant, providing the Company with a notarized statement attesting to the number of shares owned, where upon verification by the Company, the Company would issue to the participant only the number of incremental shares to which the participant is entitled upon exercise of the Stock Option. The Committee may, at the time of grant or thereafter, provide for the grant of a subsequent Restoration Stock Option if the exercise price is paid for by delivering previously owned shares of Common Stock of the Company.

Restoration Stock Options (i) shall be granted in respect of no more than the number of shares of Common Stock tendered in exercising the predecessor Stock Option, (ii) shall have an exercise price equal to the Fair Market Value on the date the Restoration Stock Option is granted, and (iii) shall have an exercise period that does not extend beyond the remaining term of the predecessor Stock Option. In determining which methods a participant may utilize to pay the exercise price, the Committee may consider such factors as it determines are appropriate.

         (c) EXERCISE PERIOD. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such option agreement at the date of grant.

         (d) LIMITATIONS ON INCENTIVE STOCK OPTIONS. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. In addition, no Incentive Stock Option may be issued to a participant in tandem with a Nonqualified Stock Option. No Incentive Stock Option may be granted after ten years after the Plan has been approved by the Board of Directors, the Committee or the stockholders of the Company, whichever is earlier.

     7.   STOCK APPRECIATION RIGHTS.

         (a) The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of
(x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other specified valuation (which may be less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Stock Appreciation Rights may constitute Performance-Based Awards, as described in Section 8 hereof. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

         (b) Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such right at the date of grant.

     8.   PERFORMANCE-BASED AWARDS.


         (a) For purposes of this Section 8 "Covered Employee" shall have the meaning given to such term under Section 162(m) of the Code. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given individual will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance-Based Awards, who is likely to be a Covered Employee with respect to that fiscal year.

         (b) For purposes of this Section 8 "Performance-Based Award" shall mean any Benefit the grant, exercise or settlement of which is subject to one or more of the performance standards set forth in this Section 8. Additionally, Performance-Based Award shall mean any Stock Option or Stock Appreciation Right granted to a Covered Employee if the exercise price (with respect to such Benefit) equals or exceeds fair market value.

         (c) For purposes of this Section 8 "Qualified Member" means a member of the Committee who is an "outside" director within the meaning of Section 162(m) of the Code.

         (d) At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Benefit intended by the Committee to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, participants, beneficiaries, transferees or other persons claiming rights from or through a participant, and shareholders.

         (e) In each calendar year during any part of which the Plan is in effect, a participant may not be granted Benefits relating to more than 350,000 shares of Common Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10, under each of Sections 6 and 7 with a maximum limitation of 350,000 shares of Common Stock in the aggregate. If a Stock Option is canceled, the canceled Stock Option continues to be counted against the maximum number of shares for which Stock Options may be granted to the participant under the Plan, as set forth in this Section 8(e). If, after grant, the exercise price of a Stock Option is reduced, the transaction is treated as a cancellation of the Stock Option and a grant of a new Stock Option for purposes of this Section 8(e). In such a case, both the Stock Option that is deemed to be canceled and the Stock Option that is deemed to be granted reduce the maximum number of shares for which Stock Options may be granted to the Covered Employee under the Plan, as set forth in this Section 8(e). Such cancellation will likewise occur in the case of a Stock Appreciation Right where, after the Benefit is granted, the base amount on which stock appreciation is calculated is reduced.

         (f) The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance-Based Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of a Benefit that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Performance-Based Award not to so qualify.

         (g) The right of a participant to exercise or receive a grant or settlement of any Benefit, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

         (h) If the Committee determines that a Performance-Based Award to be granted to a participant who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Section 162(m) of the Code, the grant, exercise and/or settlement of such Performance-Based Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(h).

               (i) The performance goals for such Performance-Based Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(h). Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance-Based Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance-

          Based Awards. Performance goals may differ for Performance-Based Awards granted to any one participant or to different participants.

               (ii) One or more of the following business criteria for the participant, Company, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Company (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (i) net sales, (ii) pretax income before allocation of company overhead and bonus, (iii) budget, (iv) earnings per share, (v) net income, (vi) division, group or company financial goals, (vii) return on stockholders" equity, (viii) return on assets, (ix) attainment of strategic and operational initiatives,
          (x) appreciation in and/or maintenance of the price of the Common Stock or any other publicly-traded securities of the Company, (xi) market share, (xii) gross profits, (xiii) earnings before interest and taxes, (xiv) earnings before interest, taxes, dividends and amortization, (xv) economic value-added models and comparisons with various stock market indices, (xvi) reductions in costs or (xvii) any combination of the foregoing. In addition, Performance-Based Awards may include comparisons to the performance of other companies, such performance to be measured by one or more of the foregoing business criteria.

               (iii) Achievement of performance goals in respect of such Performance-Based Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance-Based Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.


               (iv) After the end of each performance period, the Committee shall determine the amount, if any, of the Performance-Based Award payable to each Covered Employee. Settlement of such Performance-Based Awards shall be in cash, Common Stock, or other property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance-Based Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance-Based Award.

         (i) All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance-Based Awards, and the achievement of performance goals relating to Performance-Based Awards, shall be made in writing in the case of any Benefit intended to qualify under Section 162(m) of the Code. The Committee may not delegate any responsibility relating to such Performance-Based Awards. The determination as to whether any performance goal, with respect to any Benefit, has been satisfied shall be made prior to the payment of any compensation relating to a Benefit.

         (j) It is the intent of the Company that Performance-Based Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code. Accordingly, the terms of this
Section 8, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m) of the Code. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance-Based Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9. FOREIGN LAWS. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 11 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

     10.  ADJUSTMENT PROVISIONS; CHANGE IN CONTROL.

         (a) If there shall be any change in the Common Stock of the Company, through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spinoff, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, an adjustment shall be made to each outstanding Stock Option and Stock Appreciation Right such that each such Stock Option and Stock Appreciation Right shall thereafter be exercisable for such securities, cash and/or other property as would have been received in respect of the Common Stock subject to such Stock Option or Stock Appreciation Right had such Stock Option or Stock Appreciation Right been exercised in full immediately prior to such change or distribution, and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any such change or distribution, in order to prevent dilution or enlargement of participants' rights under the Plan, the Committee shall adjust, in an equitable manner, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and/or the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, other than with respect to Stock Options and Stock Appreciation Rights intended to constitute Performance-Based Awards, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code.

         (b) Notwithstanding any other provision of this Plan, if there is a Change in Control of the Company, all then outstanding Benefits that have not vested or become exercisable at the time of such Change in Control shall immediately vest and become exercisable and all performance targets relating to such Benefits shall be deemed to have been satisfied as of the time of such Change in Control. For purposes of this Section 10(b), a "Change in Control" of the Company shall be deemed to have occurred upon any of the following events:

          (i) Any "person" (as such term is used Section 13(d) and 14(d)(2) of the Exchange Act but excluding any employee benefit plan of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities then entitled ordinarily (and apart from rights accruing under special circumstances) to vote for the election of directors; or

          (ii) During any period of two (2) consecutive years, the individuals who at the beginning of such period constitute the Company's Board of Directors or any individuals who would be "Continuing Directors" (as hereinafter defined) cease for any reason to constitute at least a majority thereof; or

          (iii) The Company's stockholders shall approve a sale of all or substantially all of the assets of the Company; or

          (iv) The Company's stockholders shall approve any merger, consolidation, or like business combination or reorganization of the Company, the consummation of which would result in the occurrence of any event described in Section 10(b)(i) or (ii) above, and such transaction shall have been consummated.

         For purposes of this Section 10(b), "Continuing Directors" shall mean
(x) the directors of the Company in office on the Effective Date (as defined below) and (y) any successor to any such director and any additional director who after the Effective Date was nominated or selected by a majority of the Continuing Directors in office at the time of his or her nomination or selection.

         The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Benefit outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive an amount equal to the excess of the Fair Market Value of such share of Common Stock immediately prior to the occurrence of such Change in Control over the exercise price per share of such Stock Option or Stock Appreciation Right (as the case may be); such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Benefit granted within six (6) months before the occurrence of a Change in Control if the holder of such Benefit is subject to the reporting requirements of Section 16(a) of the Exchange Act and no exception from liability under
Section 16(b) of the Exchange Act is otherwise available to such holder.

     11. NONTRANSFERABILITY. Each Benefit granted under the Plan to a participant shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the participant"s lifetime, only by the participant. Notwithstanding the foregoing, the Committee may permit the transferability of a Benefit, other than an Incentive Stock Option, by a participant solely to the participant"s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit."


     12. OTHER PROVISIONS. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the termination of any Benefit and the forfeiture of any gain realized in respect of a Benefit upon the occurrence of certain activity by the participant that is harmful to the Company, for the acceleration of exercisability or vesting of Benefits or the payment of the value of Benefits in the event that the control of the Company changes (including, without limitation, a Change in Control), or to comply with federal and state securities laws, or understandings or conditions as to the participant's employment (including, without limitation, any restrictions on the ability of the participant to engage in activities that are competitive with the Company) in addition to those specifically provided for under the Plan.

     13. FAIR MARKET VALUE. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be the closing price of the Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Common Stock is readily tradeable on a national securities exchange or other market system, and if the Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock.

     14. WITHHOLDING. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the

Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), permit an optionee or award or right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

     15. TENURE. A participant's right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by his or her designation as a participant under the Plan.

     16. UNFUNDED PLAN. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

     17. NO FRACTIONAL SHARES. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     18. DURATION, AMENDMENT AND TERMINATION. The Plan shall continue indefinitely until terminated by the Board of Directors of the Company or the Committee. The Board of Directors or the Committee may amend the Plan from time to time or suspend or terminate the Plan at any time.

     19. GOVERNING LAW. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the internal laws of the State of Delaware, without giving effect to its choice-of-law provisions.

     20. EFFECTIVE DATE. The Plan shall be effective as of April 1, 1999, the date on which the Plan was adopted by the Committee (the "Effective Date"), provided that the Plan is approved by the stockholders of the Company at an annual meeting or any special meeting of stockholders of the Company within 12 months of the Effective Date, and such approval of stockholders shall be a condition to the right of each participant to receive any Benefits hereunder. Any Benefits granted under the Plan prior to such approval of stockholders shall be effective as of the date of grant (unless, with respect to any Benefit, the Committee specifies otherwise at the time of grant), but no such Benefit may be exercised or settled and no restrictions relating to any Benefit may lapse prior to such stockholder approval, and if stockholders fail to approve the Plan as specified hereunder, any such Benefit shall be cancelled.

                             FIRST AMENDMENT TO THE
                       NUCENTRIX BROADBAND NETWORKS, INC.
              FIRST AMENDED AND RESTATED 1999 SHARE INCENTIVE PLAN


         This FIRST AMENDMENT TO THE NUCENTRIX BROADBAND NETWORKS, INC. FIRST AMENDED AND RESTATED 1999 SHARE INCENTIVE PLAN (this "Amendment") is made and adopted by Nucentrix Broadband Networks, Inc., a Delaware corporation (the "Company"), effective as of ______, 2000.

                             PRELIMINARY STATEMENTS

         A. Effective April 1, 1999, the Board of Directors of the Company (the "Board") approved the Nucentrix Broadband Networks, Inc., 1999 Share Incentive Plan (the "Original Plan") and certain amendments thereto as set forth in the First Amendment to the Nucentrix Broadband Networks, Inc., 1999 Share Incentive Plan (the "First Amendment").

         B. Effective April 1, 1999, the stockholders of the Company approved the Original Plan, as amended by the First Amendment.

         C. The terms of the Original Plan, as amended by the First Amendment, as currently in effect are set forth in the Nucentrix Broadband Networks, Inc., First Amended and Restated 1999 Share Incentive Plan (the "Plan"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

         D. The Board has approved and recommended to the stockholders of the Company that this Amendment be adopted to: (i) provide for an increase in the maximum aggregate number of shares of the Common Stock in respect of which Benefits may be granted under the Plan by an additional 400,000 shares, such that the maximum aggregate number of shares of Common Stock in respect of which Benefits may be granted under the Plan shall be 1,300,000; and (ii) provide that under the Plan the Compensation Committee (the "Committee") may grant nonqualified stock options with an exercise price less than 100% of the fair market value of a share of Common Stock on the date of grant.

         E. On ______, 2000, the stockholders of the Company approved this Amendment.


                                    AMENDMENT

         NOW, THEREFORE, the Plan is hereby amended as follows:

         1. Section 5 (a) of the Plan is hereby amended to read in its entirety as follows:

                  "5. COMMON STOCK AVAILABLE UNDER THE PLAN.

                           (a) Subject to the provisions of this Section 5 and
                  any adjustments made in accordance with Section 10 hereof, the maximum number of shares of Common Stock that may be delivered to participants (including permitted assignees) and their beneficiaries under this Plan shall be equal to one million three hundred thousand (1,300,000) shares of Common Stock, which may be authorized and unissued or treasury shares. Any shares of Common Stock covered by a Benefit (or portion of a Benefit) granted under the Plan, which is forfeited or canceled, expires or, in the case of a Benefit other than a Stock Option, is settled in cash, shall be deemed not to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under this Plan. The preceding sentence shall apply only for purposes of determining the aggregate number of shares of Common Stock subject to Benefits but shall not apply for purposes of determining the maximum number of shares of Common Stock with respect to which Benefits (including the maximum number of shares of Common Stock subject to Stock Options and Stock Appreciation Rights) may be granted to an individual participant under the Plan."

         2. Section 6 (a) of the Plan is hereby amended to read in its entirety as follows:

                  "(a) EXERCISE PRICE. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant. The exercise price for an Incentive Stock Option shall be subject to the limitations in
                  Section 6(d) hereof. The Committee may, in its discretion, grant Nonqualified Stock Options with an exercise price per share of Common Stock less than 100% of the fair market value of a share of Common Stock on the date of grant."

         This Amendment, and the changes to the provisions of the Plan effected
hereby, shall be effective as of          , 2000. Except as expressly set forth
herein, the Plan shall remain in full force and effect without further amendment or modification.

         IN WITNESS WHEREOF, the Company, acting by and through its officer hereunto duly authorized, has executed this Amendment effective as of the date first written above.

                                              NUCENTRIX BROADBAND NETWORKS, INC.



                                              By:
                                                 -------------------------------
                                              Name:
                                                    ----------------------------
                                              Title:
                                                    ----------------------------

PROXY                                                                     PROXY
                       NUCENTRIX BROADBAND NETWORKS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     The undersigned hereby appoint(s) Carroll D. McHenry and J. Curtis Henderson, or any of them, lawful attorneys and proxies of the undersigned with full power of substitution, for and in the name, place and stead of the undersigned to attend the Annual Meeting of Stockholders of Nucentrix Broadband Networks, Inc. (the "Company"), to be held at The Clarion Hotel, 1981 N. Central Expressway, Richardson, Texas 75080, on Tuesday, May 9, 2000, at 9:00 a.m., local time, and any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if personally present and to vote the number of votes the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DESCRIBED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     IN ACCORDANCE WITH THEIR DISCRETION, SAID ATTORNEYS AND PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS OR PROPOSALS AND HEREON AT DUE TIME OF SOLICITATION OF THIS PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.

           PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED ENVELOPE. THANK YOU.

                 (Continued and to be signed on reverse side.)

--------------------------------------------------------------------------------

                       NUCENTRIX BROADBAND NETWORKS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 THROUGH 3.
1.ELECTION OF DIRECTORS-        For All Withhold  For All           2. Amendment to the First Amended and   For   Against  Abstain
Nominees: 01-Carroll D. McHenry,           All    Except               Restated 1999 Share Incentive Plan. [   ]   [   ]    [   ]
          02-Richard B. Gold,    [   ]    [   ]    [   ]
          03-Terry S. Parker,                                       3. Ratification of the appointment of   For   Against  Abstain
          04-Neil S. Subin,                                            KPMG LLP as the independent auditors[   ]   [   ]    [   ]
          05-R. Ted Weschler                                           of the Company.

----------------------------------------------                      The undersigned hereby revokes any proxies heretofore given to
(Except nominee(s) written above)                                   vote upon or act with respect to such shares and hereby ratifies and confirms all that said attorneys, proxies, the substitutes or any of them may lawfully do by virtue hereof.



                                                                                                   Dated:                    , 2000
                                                                                                         --------------------

                                                                    Signature(s)
                                                                                ---------------------------------------------------

                                                                                ---------------------------------------------------


                                                                    NOTE: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign.When signing as attorney, executor, administrator, trustee or corporation, please sign in full corporate name by president or other
                                                                    authorized person. If a partnership, please sign in partnership name by authorized person.
-----------------------------------------------------------------------------------------------------------------------------------

                           o  FOLD AND DETACH HERE o

                            YOUR VOTE IS IMPORTANT.


          PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                    USING THE ENCLOSED ENVELOPE. THANK YOU.